                                                                Exhibit 10.22


                            DENVER PLACE PLAZA TOWER






                               AGREEMENT OF LEASE
                                    BETWEEN
            DENVER-STELLAR ASSOCIATES LIMITED PARTNERSHIP, LANDLORD
                                      AND
         KBKIDS.COM, L.L.C., an Ohio limited liability company, TENANT

                            DENVER PLACE PLAZA TOWER

                               AGREEMENT OF LEASE
                                    BETWEEN
            DENVER-STELLAR ASSOCIATES LIMITED PARTNERSHIP, LANDLORD
                                      AND
         KBKIDS.COM, L.L.C., an Ohio limited liability company, TENANT



                               TABLE OF CONTENTS
                               -----------------
                                                                          Page
                                                                          ----

1.       TERM .............................................................  2

2.       BASE RENT ........................................................  2

3.       COMPLETION OF IMPROVEMENTS .......................................  2
         (a)      Preliminary Information and Plans .......................  2
         (b)      Tenant's Plans ..........................................  2
         (c)      Engineering Plans .......................................  3
         (d)      Completion by Landlord ..................................  3
         (e)      Special Tenant Work .....................................  3
         (f)      Payment for Work ........................................  4
         (g)      Access; Acceptance of Work ..............................  4
         (h)      Delivery of Possession ..................................  4
         (i)      Occupancy ...............................................  4

4.       ADDITIONAL RENT ..................................................  5
         (a)      Definitions .............................................  5
         (b)      Payment of Additional Rent ..............................  6
         (c)      Adjustment for Services Not Rendered ....................  7
         (d)      Partial Year ............................................  7
         (e)      Disputes ................................................  7
         (f)      Place of Payment ........................................  7
         (g)      Tenant Taxes ............................................  7
         (h)      Delay in Computation ....................................  8

5.       USE OF PREMISES ..................................................  8

6.       CONDITION OF PREMISES ............................................  8

7.       SERVICES .........................................................  9
         (a)      Standard Services .......................................  9
         (b)      Additional Services ..................................... 10
         (c)      Interruption of Services ................................ 11

8.       ALTERATIONS ...................................................... 12

9.       LIENS ............................................................ 12

10.      INSURANCE AND WAIVER OF SUBROGATION .............................. 13

11.      FIRE OR CASUALTY ................................................. 13

12.      WAIVER OF CLAIMS - INDEMNIFICATION ............................... 14

13.      NONWAIVER ........................................................ 15

14.      CONDEMNATION ..................................................... 15



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15.      ASSIGNMENT AND SUBLETTING ....................................... 15

16.      HOLDOVER ........................................................ 17

17.      ESTOPPEL CERTIFICATE ............................................ 17

18.      SUBORDINATION ................................................... 17

19.      CERTAIN RIGHTS RESERVED BY LANDLORD ............................. 18

20.      RULES AND REGULATIONS ........................................... 19

21.      REMEDIES ........................................................ 19

22.      EXPENSES OF ENFORCEMENT ......................................... 21

23.      COVENANT OF QUIET ENJOYMENT ..................................... 21

24.      SECURITY DEPOSIT ................................................ 21

25.      REAL ESTATE BROKER .............................................. 22

26.      MISCELLANEOUS ................................................... 22
         (a)      Rights Cumulative ...................................... 22
         (b)      Captions and Usage ..................................... 22
         (c)      Binding Effect ......................................... 22
         (d)      Lease Contains All Terms ............................... 23
         (e)      Submission of Lease .................................... 23
         (f)      No Air Rights .......................................... 23
         (g)      Modification of Lease .................................. 23
         (h)      Substitution of Other Premises ......................... 23
         (i)      Transfer of Landlord's Interest ........................ 23
         (j)      Recording; Short Form Memo ............................. 23
         (k)      Covenants and Conditions ............................... 23
         (l)      Application of Payments ................................ 23
         (m)      Security Interest ...................................... 24
         (n)      Governing Law; Partial Invalidity ...................... 24
         (o)      Hazardous Materials .................................... 24
         (p)      Warranty Disclaimer .................................... 24
         (q)      Waiver of Trial by Jury ................................ 24
         (r)      Force Majeure .......................................... 24
         (s)      List of Exhibits ....................................... 25

27.      TELEPHONE AND TELECOMMUNICATIONS SERVICE ........................ 25

28.      NOTICES ......................................................... 26

29.      TIME IS OF THE ESSENCE .......................................... 27

ADDENDUM ................................................................. 28

EXHIBIT A ................................................................ 31

EXHIBIT A-1 .............................................................. 32

EXHIBIT A-2 .............................................................. 33

EXHIBIT A-3 .............................................................. 34

EXHIBIT A-4 .............................................................. 35

                                       -2-

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EXHIBIT B ................................................................ 36


EXHIBIT "C" .............................................................. 39

EXHIBIT "D" .............................................................. 40




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

                                  OFFICE LEASE

                            DENVER PLACE PLAZA TOWER
                                DENVER, COLORADO






         AGREEMENT OF LEASE made as of the ____ day of __________, 199____ (hereinafter referred to as the "Lease") between Amerimar Realty Management Co.-Colorado, as agent for DENVER-STELLAR ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter referred to as "Landlord") and KBKIDS.COM, L.L.C., an Ohio limited liability company whose present address is 475 17th Street, Suite 750, Denver, CO 80202 (hereinafter referred to as "Tenant").

                               W I T N E S S E T H:

         Landlord hereby leases to Tenant, and Tenant hereby accepts from Landlord, the premises (hereinafter referred to as the "Premises") containing approximately 21,464 square feet of rentable area and designated on the plan attached hereto as Exhibit "A" and further described as Suite 1000 in the building known as Denver Place Plaza Tower (hereinafter referred to as the "Building") located at 1099 18th Street, Denver, Colorado, 80202, subject to the covenants, terms, provisions and conditions of this Lease. The Building, the land upon which it is situated, all surrounding improvements, any garage or other related improvements and all common areas appurtenant to, associated with or servicing the Building are hereinafter called the "Real Property" or the "Property".

         In consideration thereof, Landlord and Tenant covenant and agree as follows:

         1. TERM. The term of this Lease (the "Term") shall commence on that date (the "Commencement Date") which is the date upon which Tenant shall have commenced occupancy of any part of the Premises, which date is estimated to be October 1, 1999 (the "Scheduled Commencement Date"), and, unless sooner terminated as provided herein, shall end, absolutely and without the need for notice from either party to the other, on January 31, 2005 (the "Termination Date"); provided, however, that if such term does not result in a Term which is at least 62 full calendar months, then the Termination Date shall automatically extend to the last day of the 62nd full calendar month following the Commencement Date.

         2. BASE RENT. Subject to adjustment as herein provided, the "Base Rent" to be paid hereunder during months 1 through 36 of the Term shall be $368,966.16 per annum, payable in equal monthly installments of $30,747.18, and during months 37 through 62 of the Term shall be $468,773.76 per annum, payable in equal monthly installments of $39,064.48. All payments of Base Rent shall be paid in advance on or before the first day of each calendar month during the Term. If the Term commences other than on the first day of a month, the Base Rent for such month shall be a prorated portion of $30,747.18 based on the number of days in that month that Tenant's rental obligations were in effect. The Base Rent for the portion of the month in which the Term commences shall be paid on the first day of the first full month of the Term. Notwithstanding anything to the contrary set forth hereinabove, so long as there is no Event of Default hereunder, Tenant shall not be obligated to pay Base Rent or any Expense Adjustment Amount or any Tax Adjustment Amount for the first two full calendar months following the Commencement Date. Upon an occurrence of an Event of Default, all amounts so deferred hereunder shall be immediately due and payable to Landlord without notice.

         3. COMPLETION OF IMPROVEMENTS.

              (a) PRELIMINARY INFORMATION AND PLANS. Landlord has heretofore delivered to Tenant for use by Tenant and Landlord's architect or engineer, such plan or plans and other information with respect to the Premises and the Building as Tenant may reasonably require for proper and expeditious preparation of Tenant's Layout Plans. Receipt of all such information is hereby acknowledged by Tenant.

              (b) TENANT'S PLANS. Tenant shall prepare at Tenant's expense and, not later than September 15, 1999, shall deliver to Landlord one mylar and two black line prints of complete and



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

final architectural working drawings (which shall be 1/8" scale) and three copies of specifications and two (2) non-copyrighted CADD disks, prepared by an architect or space planner approved by Landlord ("Tenant's Layout Plans") for the construction and finishing of the Premises for Tenant's occupancy. Tenant's Layout Plans shall (i) include the layout of Tenant's furniture, fixtures and equipment, (ii) include electrical and heat specifications for all of Tenant's fixtures and equipment, (iii) be signed and sealed by an architect licensed by and registered in the State of Colorado, and (iv) conform to all applicable laws and requirements of public authorities and insurance underwriters' requirements. Tenant's Layout Plans shall be subject to Landlord's review and written approval, which approval shall not be unreasonably withheld, and such plans shall be deemed modified to take account of any changes reasonably required by Landlord. Tenant's Layout Plans as approved by Landlord and with the aforesaid modifications, if any, are herein called the "Final Layout Plans". Concurrently with delivery of Tenant's Layout Plans to Landlord, Tenant shall by notice to Landlord in writing designate a single individual who Tenant agrees shall be available to meet and consult with Landlord at the Premises as Tenant's representative respecting the matters which are the subject of this Paragraph 3 and who, as between Landlord and Tenant, shall have the power to legally bind Tenant, in making requests for changes, giving approval of plans or work, giving directions to Landlord or the like, under this Paragraph 3; and any notice or delivery given to such person personally or at his place of business shall have the same effect as a notice or delivery given to Tenant.

              (c) ENGINEERING PLANS. Landlord shall direct its engineers to prepare at Landlord's expense and, not later than 30 days after approval by Landlord of the Final Layout Plans, shall deliver to Tenant mechanical, electrical and fire protection engineering drawings and specifications ("Engineering Plans"), based on the Final Layout Plans (and such pertinent additional information as shall have been submitted by Tenant with Tenant's Layout Plans or as requested by Landlord), as may be required to complete the Premises in accordance with the Final Layout Plans. Within ten days after submission to Tenant by Landlord of the Engineering Plans, Tenant shall give its written approval thereof if they are in substantial conformity with or a direct extension of the Final Layout Plans, otherwise such approval shall not be unreasonably withheld; however, the Engineering Plans shall be deemed to have been approved by Tenant unless Tenant shall have notified Landlord in writing to the contrary within ten days of their receipt by Tenant, stating in which respects such plans fail to conform with the Final Layout Plans. The Engineering Plans shall be deemed to have been approved by Tenant if they are returned by Tenant with specified changes noted and such changes are made, whether or not approval is thereafter specifically noted on the Engineering Plans so changed.

              (d) COMPLETION BY LANDLORD. Landlord shall, in a good and workmanlike manner, cause the Premises to be improved and completed in accordance with the Final Layout Plans and the Engineering Plans (the "Tenant Work") (such plans are hereinafter together called the "Tenant Construction Plans"). Landlord reserves the right however: (i) to make substitutions of material or components of equivalent grade and quality when and if any specified material or component shall not be readily or reasonably available, and (ii) to make changes necessitated by conditions met in the course of construction, provided that Tenant's approval of any substantial change shall first be obtained (which approval shall not be unreasonably withheld or delayed so long as there shall be general conformity with the Final Layout Plans).

              (e) SPECIAL TENANT WORK. In the improvement of the Premises in accordance with the Tenant Construction Plans, Landlord agrees to perform those items of the work as set forth on the schedule attached hereto as Exhibit "A" (herein referred to as "Standard Tenant Work") to the extent required by the Tenant Construction Plans. All work to be performed by Landlord pursuant to the Tenant Construction Plans in addition to, in substitution for, or different from, Standard Tenant Work is hereinafter referred to as "Special Tenant Work" and Special Tenant Work shall also include the relocation of existing Building mechanical, electrical, sprinkler or other systems to accommodate the Tenant Work or to comply with Tenant's requirements. All Special Tenant Work shall be furnished, installed and performed by Landlord for the sum (hereinafter called the "Special Tenant Costs") equal to "Landlord's Cost" (as hereinafter defined) plus an amount equal to 5% of such amount to cover coordination, supervision and overhead. "Landlord's Cost" shall be deemed to mean Landlord's out-of-pocket contract or purchase price or prices (to be paid by Landlord to Landlord's general contractor or other sources) for the material, labor and services applied to the Special Tenant



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


Work, plus applicable sales taxes. After Landlord shall have obtained an estimate of the Special Tenant Cost which Landlord in its good faith judgment believes to be substantially accurate, and before commencing the Special Tenant Work, Landlord shall give Tenant written notice of such estimate.

              (f) PAYMENT FOR WORK. Landlord agrees to obtain not less than two
(2) bids for the completion of the Tenant Work from general contractors reasonably acceptable to Landlord and Tenant maintaining an "A" or "B" license with the City and County of Denver and the general contractor submitting the lowest bid shall be selected to complete the Tenant Work; provided, however, that Landlord and Tenant may agree to select the other general contractor if its submitted bid is within two percent (2%) of the lowest bid provided such selection is made within one (1) business day after Landlord delivers the final bid summary to Tenant. Landlord currently estimates that the Tenant Work can be completed by the Scheduled Commencement Date (subject to delays beyond Landlord's control), provided the Final Layout Plans are completed on or before 5:00 p.m. (Denver time), October 1, 1999. The Tenant Work shall be performed pursuant to a "guaranteed maximum price" construction contract. Tenant shall have the right to approve such construction contract, provided such approval shall not be unreasonably withheld or delayed. Tenant shall pay for all costs related to the Tenant Work, including costs of preparation and approval of the Final Layout Plans and Engineering Plans and a 5% construction management fee to Landlord ("Tenant Improvement Costs"), which costs shall be payable by Tenant to Landlord within ten (10) days after the date that the contract for the completion of the Tenant Work is awarded; provided, however, Tenant shall pay Landlord all Special Tenant Costs in full concurrent with the applicable change order.

              (g) ACCESS; ACCEPTANCE OF WORK. Landlord shall afford Tenant and its employees and agents access to the Premises at reasonable times prior to the commencement of the Term and at Tenant's sole risk and expense, for the purposes of inspecting and verifying Landlord's performance of the Tenant Work. Tenant shall advise Landlord promptly of any objection to the performance of such work.

              (h) DELIVERY OF POSSESSION. If Landlord shall, for any reason (including, without limitation, failure to complete the work, if any, required to be done by Landlord under this Lease), fail to make available to Tenant possession of the Premises on or before January 1, 2000, Tenant shall have the right to terminate the Lease upon three (3) days prior written notice. However, there shall be no termination right (and the only remedy available to Tenant shall be a deferral of Tenant's obligation to pay Base Rent and Additional Rent until Tenant is provided occupancy of the Premises), if any such failure is caused in whole or part by any act or omission of Tenant, its agents, servants, employees or contractors, which has the effect of hindering or delaying Landlord's delivery of possession or the timely completion of any work to be done by Landlord (hereinafter a "Tenant Delay") including, without limitation,
(i) any delay in delivery of the Tenant Layout Plans, (ii) any delay which is caused by changes in the work to be performed by Landlord in readying the Premises for Tenant's occupancy, which changes are requested by Tenant after Tenant's submission of the Tenant Layout Plans as required by Landlord for approval thereof, (iii) any delay, not caused by Landlord, in furnishing materials or procuring labor required to be furnished or procured for the Tenant Work on account of installations or work required by Tenant and not encompassed within Standard Tenant Work, (iv) any delay which is caused by any failure by Tenant, without regard to any grace period applicable thereto, to furnish to Landlord any required plan, information, approval or consent within the period of time required therefor by the terms of this Lease or caused by any good faith reluctance on the part of Landlord to approve any plan or other information required to be submitted by Tenant and approved by Landlord, (v) any delay which is caused by the performance of any work or activity in the Premises by Tenant or any of its employees, agents or contractors, or (vi) any delay or failure to pay the Tenant Improvement Costs or the Special Tenant Costs. Tenant also shall pay to Landlord, within ten days after receipt of demand made from time to time, a sum equal to any additional cost to Landlord in completing the Tenant Work resulting from any Tenant Delay.

              (i) OCCUPANCY. The Premises shall not be deemed incomplete or not ready for occupancy or for delivery of possession, if details of construction, mechanical adjustments or decoration, or other items of the Tenant Work which do not materially interfere with Tenant's use of the Premises, remain to be done.

         4. ADDITIONAL RENT. In addition to paying the Base Rent specified in Paragraph 2 hereof, Tenant shall pay "Additional Rent," which is equal to the sum of the Expense Adjustment Amount, Tax Adjustment Amount, and Additional Services Charge (all as hereinafter defined) and any other charges noted in this Lease. The Base Rent and Additional Rent are sometimes herein collectively referred to as the "Rent." Unless otherwise specified, all amounts due under this lease as Additional Rent shall be payable in the same manner and at the same place as the Base Rent.

              (a) DEFINITIONS. As used in this Paragraph 4, the terms:


                  (i) "Operating Expense Base Amount" shall mean $5.60 per rentable square foot per annum.

                  (ii) "Tax Base Amount" shall mean $1.08 per rentable square foot per annum.

                  (iii) "Calendar Year" shall mean each calendar year in which any part of the Term falls, through and including the year in which the Term expires.

                  (iv) "Tenant's Proportionate Share" shall mean 4.175% being the percentage calculated by dividing 21,464 square feet, the rentable area of the Premises provided at the beginning of this Lease, by 514,000 square feet (being 95% of the rentable area of the office space in the Building). The rentable area of the Premises has been calculated according to a method pursuant to which a portion of the common areas has been deemed included in the Premises.

                  (v) "Taxes" for any Calendar Year shall mean the Building's Proportionate Tax Share of all real estate taxes and assessments, special or otherwise, levied or assessed upon the Property or the Building during such Calendar Year; provided, however, that if Landlord subdivides the Property so that the Building is located on its own tax lot (i.e., there are no other buildings on such tax lot), then (1) such separate tax lot shall be referred to as the "Building Tax Lot", and (2) for each year that the Building Tax Lot is taxed separately from the remainder of the Land, the term "Taxes" shall mean all real estate taxes and assessments, special or otherwise, levied or assessed upon the Building Tax Lot or the Building during such Calendar Year. For purposes of this subparagraph "Buildings Proportionate Tax Share" for any Calendar Year shall mean the fraction the numerator of which is equal to the assessed valuation for the Building only for such Calendar Year and the denominator of which is equal to the sum of the assessed valuations for all buildings and improvements on the Property (including the Building) for such Calendar Year. Should the State of Colorado, or any political subdivision thereof, or any other governmental authority, impose a tax, assessment, charge or fee, which Landlord shall be required to pay, wholly or partially in substitution of any of the above Taxes, all such taxes, assessments fees or charges shall be deemed to constitute Taxes hereunder but shall be computed as if the Real Property and any other shared use real property referred to in this subparagraph was the only real property of Landlord. "Taxes" shall also include all fees and costs, including reasonable attorneys' fees, appraisals and consultants' fees, incurred by Landlord in seeking to obtain a reduction of, or a limit on, any increase in any Taxes (regardless of whether any reduction or limitation is obtained). In the event that the Real Property shall be for any taxes or assessments assessed under the same assessment as other real property, the amount of such taxes or assessment to be included within Taxes shall be such portion thereof as Landlord fairly and equitably shall deem attributable thereto.

                  (vi) "Operating Expenses" shall mean all expenses, costs and disbursements (other than Taxes) of every kind and nature paid or incurred by or on behalf of Landlord in connection with the ownership, management, operation, maintenance and repair of the Property, other than those costs reimbursable to Landlord by other tenants in the Building (and, as allocated by Landlord, those paid or incurred in connection with the ownership, operation, maintenance, management and repair of any garage or other improvements the use of which is shared by the Building and one or more other buildings), except the following:

                       [A] Costs of alterations of any tenant's premises;

                       [B] Principal or interest payments on loans secured by mortgages or trust deeds on the Real Property;



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


                       [C] Costs of capital improvements, except that Operating Expenses shall include the costs as amortized over such number of years as Landlord may reasonably determine, with interest at the rate of 12% per annum on the unamortized amount, of any capital improvements which, (1) in Landlord's reasonable opinion, will have the effect of reducing any component cost included within Operating Expenses, (2) are made or installed to assure compliance with all governmental rules and regulations applicable from time to time, or (3) under generally applied real estate accounting practices may be expensed or treated as deferred expenses (and the amortization and interest so determined for each Calendar Year shall be included in Operating Expenses for that Calendar
Year); and

                       [D] Leasing commissions for space in the Building.

                  (vii) "Expense Adjustment Amount" shall mean Tenant's Proportionate Share of the amount by which the Operating Expenses incurred with respect to such Calendar Year exceed the Operating Expense Base Amount; provided, however, that in determining the amount of Operating Expenses for each Calendar Year, if less than 95% of the rentable office area of the Building shall have been occupied at any time during such Calendar Year, Operating Expenses shall be deemed for such Calendar Year to be in the amount reasonably determined by Landlord to be equal to that amount of like expenses which normally would be expected to be incurred had such occupancy been 95% throughout such Calendar Year.

                  (viii) "Tax Adjustment Amount" shall mean Tenant's Proportionate Share of the amount by which the Taxes incurred with respect to such Calendar Year exceed the Tax Base Amount.

                  (ix) "Additional Services Charge" shall mean all expenses and disbursements that Landlord incurs in connection with the ownership, operation, and maintenance of the Premises, in addition to the services provided as standard to all premises in the Building, which Additional Services are more specifically described and defined in Paragraph 7 below.

         (b) PAYMENT OF ADDITIONAL RENT.

                  (i) EXPENSE ADJUSTMENT. The Expense Adjustment Amount with respect to each Calendar Year shall be paid in monthly installments, in advance on the first day of each calendar month during the course of such year, in amounts estimated from time to time by Landlord and communicated by written notice to Tenant. Landlord shall cause to be kept books and records showing Operating Expenses in accordance with generally accepted accounting principles. Following the close of each Calendar Year, Landlord shall cause the amount of the Expense Adjustment Amount for such Calendar Year to be computed based on Operating Expenses for such Calendar Year, and Landlord shall deliver to Tenant a statement of such amount; thereupon Tenant shall pay any deficiency as shown by such statement to Landlord within 30 days after receipt of such statement. If the total of the estimated monthly installments paid by Tenant during any Calendar Year exceed the actual Expense Adjustment Amount due from Tenant for such Calendar Year, then, at Landlord's option, such excess shall be either credited against payments next due hereunder or refunded by Landlord, provided Tenant is not then in default hereunder.

                  (ii) TAX ADJUSTMENT AMOUNT. The Tax Adjustment Amount with respect to each Calendar Year shall be paid in monthly installments, in an amount estimated from time to time by Landlord and communicated by written notice to Tenant. Following the close of each Calendar Year, Landlord shall cause the amount of the Tax Adjustment Amount for such Calendar Year to be computed based on Taxes for such Calendar Year and Landlord shall deliver to Tenant a statement of such amount and Tenant shall pay any deficiency as shown by such statement to Landlord within 30 days after receipt of such statement. If the total of the estimated monthly installments paid by Tenant during any Calendar Year exceeds the actual Tax Adjustment Amount due from Tenant for such Calendar Year, then, at Landlord's option such excess shall be either credited against payments next due hereunder or refunded by Landlord, provided Tenant is not then in default hereunder. The amount of any refund of Taxes received by Landlord shall be credited against Taxes for the year in which such refund is received. In determining the amount of Taxes for any year, the amount of special assessments to be included shall be limited to the amount of the installment (plus any interest payable thereon) of such special assessment required to be paid during such year as if Landlord had elected to have such special assessment paid over the maximum period of time permitted by law; if



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

the authority to whom such assessment is to be paid shall not permit such assessment to be paid in installments, the amount of such assessment shall be treated as being amortized over such number of calendar years, beginning with the Calendar Year in which the assessment is payable, as Landlord shall reasonably determine, with interest at the rate of 15% per annum on the unamortized amount, and such amortization and interest for each Calendar Year shall be included in Taxes for that Calendar Year. Notwithstanding the foregoing, Landlord shall provide Tenant copies of actual tax bills and statements upon Tenant's request.

                  (iii) ADDITIONAL SERVICES CHARGE. The Additional Services Charge shall be paid in monthly installments, in arrears, on the first day of each calendar month during the course of such year, in amounts estimated from time to time by Landlord and communicated by written notice to Tenant. Following the close of each Calendar Year, Landlord shall cause the amount of the Additional Services Charge for such Calendar Year to be computed and Landlord shall deliver to Tenant a statement of such amount, whereupon Tenant shall pay any deficiency as shown by such statement to Landlord within 30 days after receipt of such statement. If the total of the estimated monthly installments paid by Tenant during any Calendar Year exceeds the actual Additional Services Charge due from Tenant for such Calendar Year, then, at Landlord's option, such excess shall be either credited against payments next due hereunder or refunded by Landlord, provided Tenant is not then in default hereunder.

              (c) ADJUSTMENT FOR SERVICES NOT RENDERED. If Landlord shall not be furnishing any particular work or service (the cost of which, if furnished by Landlord would be included in Operating Expenses) to a tenant who undertakes to itself perform or obtain such work or service in lieu of the furnishing thereof by Landlord, Operating Expenses shall be deemed for purposes of this Paragraph 4 to be increased by an amount equal to the additional Operating Expenses, as reasonably determined by Landlord, which would have been incurred during such period if Landlord had at its own expense furnished such work or service to such tenant.

              (d) PARTIAL YEAR. If only part of any Calendar Year shall fall within the Term, the amounts computed as Additional Rent, with respect to such Calendar Year under the foregoing provisions of this Paragraph 4 shall be prorated in proportion to the portion of such Calendar Year falling within the Term, but the expiration or termination of this Lease prior to the end of such Calendar Year shall not impair Tenant's obligation hereunder to pay such prorated portion of such Additional Rent with respect to that portion of such year falling within the Term.

              (e) DISPUTES. Any statement furnished to Tenant by Landlord under the provisions of this Paragraph 4 shall constitute a final determination as between Landlord and Tenant as to the Rent set forth therein due from Tenant for the period represented thereby, unless Tenant, within 60 days after such statement is furnished, shall give a notice to Landlord that it disputes the correctness thereof, specifying in detail the basis for such assertion. Pending resolution of such dispute, Tenant shall pay all disputed amounts in accordance with the statement furnished by Landlord. Landlord agrees, upon prior written request, during normal business hours to make available for Tenant's inspection, at Landlord's offices, Landlord's books and records which are relevant to any items in dispute, provided Tenant has paid all amounts billed to Tenant on account of the Additional Rent and all installments thereof, and all other rents and sums then and previously due under this Lease.

              (f) PLACE OF PAYMENT. Tenant shall, without any demand therefor and without set-off, pay to DENVER-STELLAR ASSOCIATES LTD. PARTNERSHIP, A/R DEPARTMENT, DENVER, COLORADO 80256-0170, or to such other person or at such other place as Landlord may from time to time direct by notice given to Tenant, the Base Rent as well as all other sums which may become due by Tenant under this Lease. All such other sums shall be payable as Additional Rent.

              (g) TENANT TAXES.

                  (i) Any provision hereof to the contrary notwithstanding, Tenant shall, upon demand from time to time, as Additional Rent, pay to Agent or, as Landlord may direct, to Landlord or to the tax collecting authority, the full amount of all taxes, levies, charges and assessments legally required or authorized to be collected by Landlord from Tenant or any subtenant or occupant of the Premises and all taxes, levies, charges and assessments required to be paid by Landlord (or imposed upon the Property) if not paid by or collected from Tenant or a subtenant or


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

occupant of the Premises. Tenant hereby agrees to defend, indemnify and hold harmless Landlord from and against all loss, cost, liability and expenses (including counsel fees and costs of litigation) which Landlord may suffer, incur or be exposed to as a result of any assertion against Landlord of liability for any of the taxes referred to in this subparagraph (h), and from and against any penalties or interest relating thereto, which Tenant fails to pay pursuant hereto.

                  (ii) Tenant shall timely pay when due all taxes, levies, charges and assessments which are required to be paid by Tenant with respect to Tenant's use or occupancy of the Premises or which are or could become a lien upon the personal property, trade fixtures, furniture or facilities of Tenant on the Premises. Tenant hereby agrees to defend, indemnify and hold harmless Landlord from and against all loss, cost, liability and expense (including, without limitation, counsel fees and costs of litigation) which Landlord may suffer or incur, or to which Landlord may be exposed, as a result of Tenant's failure to pay any of the foregoing.

                  (iii) Within 15 days after each date upon which such taxes are due, Tenant shall deliver to Landlord official receipts for the payment of all taxes due with respect to the personal property, trade fixtures, furniture or facilities of Tenant on the Premises. In addition, within 15 days after written notice from Landlord to do so, Tenant shall deliver to Landlord official receipts for the payment of all other taxes, levies, charges and assessments within the scope of subparagraph (ii) above that were due and payable in the calendar year in which such notice is given and in the preceding calendar year. If Tenant shall fail to present any of the receipts referred to in this subparagraph within the times set forth herein, Landlord shall have the right to pay the amounts of the taxes which Landlord reasonably determines would have been covered thereby, together with the full interest and penalties chargeable thereon in accordance with law, and Landlord shall, upon demand, be entitled to reimbursement for all of such payments together with interest at the "Lease Interest Rate" (defined in Paragraph 21 hereof).

                  (iv) Tenant shall cause all of the personal property, trade fixtures, furniture and facilities of Tenant on the Premises, and all alterations, additions and improvements made by Tenant to the Premises which for purposes of personal property taxes are treated as personal property (such as built-in cabinets, counters and partitions) to be assessed separately from Landlord's property, and, if they are not so separately assessed, Landlord shall be entitled to reimbursement, within 10 days after demand made from time to time, for any tax payable by Landlord which is attributable to any of such items taxable as personal property.

              (h) DELAY IN COMPUTATION. Delay in computation of the Expense Adjustment Amount, Tax Adjustment Amount, or Additional Services Charge shall not be deemed a default hereunder or a waiver of Landlord's right to collect any of such amounts.

         5. USE OF PREMISES. Tenant shall use and occupy the Premises solely as a general business office and for no other purpose.

         6. CONDITION OF PREMISES. Tenant's taking possession of the Premises or any portion thereof shall be conclusive evidence that the Premises or any such portion was in good order and satisfactory condition when Tenant took possession, unless notice to the contrary is provided to Landlord on an inspection Punchlist prior to Tenant's occupancy or by written notice within ten
(10) days after occupancy. At the expiration or other termination of this Lease or of Tenant's right of possession, Tenant shall leave the Premises, and during the Term will keep the same, in good order and condition, ordinary wear and tear, damage by fire or other casualty alone excepted; and for that purpose, Tenant shall make all necessary repairs and replacements. Tenant shall give Landlord prompt notice of any damage to or accident upon the Premises and of any breakage or defects in the window glass, wiring or plumbing, heating, ventilating or cooling or electrical apparatus or systems on or serving the Premises. Tenant shall at the expiration or termination of this Lease or of Tenant's right of possession, also have had removed from the Premises all furniture, trade fixtures, office equipment and all other items of Tenant's property (including, without limitation, the items Tenant is required to remove pursuant to subparagraph 8(c) hereof) so that Landlord may again have and repossess the Premises. All such items not removed from the Premises at such expiration or termination, shall conclusively be deemed to have been abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without notice to Tenant or any other party with an interest in such property and without any obligation to account therefor. Tenant shall pay Landlord all expenses incurred in connection with the disposition of such property, and if Landlord


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

shall choose to stone any such items, Landlord shall have no liability for the safekeeping thereof and such items may not be retrieved by Tenant or any other person except upon payment of such charges as may be imposed for the removal and storage. Tenant shall comply with all laws, rules, orders, ordinances and regulations at any time issued or in force by any lawful authority, applicable to Tenant or any other occupant of the Premises, or to the Premises, or to the use or occupancy of the Premises. Tenant shall, upon demand, pay to Landlord the amount of any damages suffered or incurred by Landlord as a result of any injury to any part of the Property other than the Premises, done by Tenant or any subtenant or any agent, employee, contractor or invitee of Tenant or any subtenant, done by the bringing or removal of furniture and other property. Tenant shall forthwith repair all damage done to the Premises by installation or removal of furniture and property by Tenant or any subtenant or by any agent, employee, contractor or invitee of Tenant or of any subtenant or, if Landlord shall so request, pay to Landlord the cost of such repair. Tenant shall not do or commit, or suffer on permit to be done or committed, any act or thing as a result of which any policy of insurance of any kind on or in connection with the Property shall become void or suspended, or any insurance risk on or in connection with the Building or any other portion of the Property shall (in the opinion of the insurer on any insurance organization) be rendered more hazardous on require payment of a greater premium; without limitation of any other rights and remedies of Landlord, Tenant shall pay as Additional Rent the amount of any increase of premiums for such insurance, resulting from any breach of this provision. Tenant shall leave the Premises in a reasonably tidy condition on all days upon which janitorial services are to be provided by Landlord. Landlord shall, at Landlord's expense, replace any glass broken in the Premises windows in the exterior walls of the Building, unless such glass is broken by Tenant, its servants, employees, agents, invitees, licensees on contractors, in which case Tenant shall, upon demand, pay the cost of replacement by Landlord. Tenant shall replace and pay for any other glass broken in on about the Premises.

         7. SERVICES.

              (a) STANDARD SERVICES. Landlord shall provide the following services on all days during the Term, except Sundays and holidays, unless otherwise stated:

                  (i) HVAC. Heating, ventilation and air conditioning, as deemed appropriate by Landlord, from Monday through Friday within the period from 6:00 a.m. to 6:00 p.m. and on Saturday within the period from 8:00 a.m. to 1:00 p.m., holidays excepted. Tenant, within ten days after its receipt of each bill therefor, will pay for all heating, ventilating and air conditioning requested and furnished at other times, at rates to be established from time to time by Landlord. Tenant anticipates its occupancy ratio to equal one person for each 160 square feet of floor area, however, Tenant acknowledges that Landlord shall not be responsible for the failure of the HVAC system to provide normal comfort if such failure results from occupancy of the Premises by more than an average of one person for each 200 square feet of floor area on if Tenant uses heat-producing equipment or equipment the electrical load of which, when combined with the load of all lighting fixtures, exceeds 3.2 watts per square foot of floor area in any one room on area. Unless otherwise consented to by Landlord, window coverings shall be uniform in the Building and shall be closed when exterior office windows are exposed to the sun without regard to Tenant's specific use of the space or to the installation of any computers or data processing equipment.

                  (ii) ELECTRICITY. Subject to subparagraph 7(b) hereof, electrical energy for Building-standard lighting fixtures provided by Landlord and for the operation of desk-top office equipment, provided that (A) the connected electrical load of such equipment plus all lights on the Premises does not exceed an average of 3.2 watts per square foot of the Premises and (B) the electricity so furnished for equipment uses will be at a nominal 120 volts and no electrical circuit for the supply of such use need have a current capacity exceeding 20 amperes. Landlord shall provide and pay for electric service as described in this subparagraph 7(a)(ii) during the period from 6:00 a.m. to 6:00 p.m. from Monday through Friday and during the period from 8:00 a.m. to 1:00 p.m. on Saturday, holidays excepted.

                  (iii) WATER. Ordinary water from the regular Building outlets for drinking, lavatory and toilet purposes.

                  (iv) JANITORIAL SERVICES. Janitorial services, including, without limitation, replacement of fluorescent bulbs in Building-standard lighting fixtures, Monday through Friday in and about the Premises (except holidays). If any material use made of the Premises after 6:00 p.m. shall,

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




by reason of work force scheduling or security, overtime, union rules or otherwise, cause any increase in Landlord's cost for providing janitorial services, Tenant shall, as an Additional Services Charge, pay all bills for reimbursement of Landlord for such increase, within ten days after Tenant's receipt of such bill, or Landlord may bill Tenant for such services with other Additional Services. All janitorial services shall be performed solely at Landlord's direction without interference from Tenant.

                  (v) PASSENGER ELEVATOR. Automatic passenger elevator service at all times.

                  (vi) FREIGHT ELEVATOR. Freight elevator services subject to reasonable scheduling by Landlord.

              (b) ADDITIONAL SERVICES. The following services are being provided to the Premises in addition to the standard services described in subparagraph 7(a) above ("Additional Services"), and costs and expenses therefor incurred by Landlord will be charged directly to Tenant as an Additional Services charge and will not be included in the Operating Expenses for the Building:

                  (i) EXCESS UTILITY USE.

                      (A) AFTER-HOURS UTILITIES. In the event that Landlord, in Landlord's sole discretion, determines that Tenant's use of electricity exceeds the service to be provided under subparagraph 7(a) above or goes materially beyond the hours specified in subparagraph 7(a), Tenant shall pay, as an Additional Services Charge, such amounts for such excess or other hours use with other Additional Services as shall be required under this subparagraph 7(b)(i). In addition, if the Premises are used in a manner exceeding the aforementioned occupancy and electric load criteria or if such window covering requirement shall not be observed or if heat-producing or controlled climate equipment is used, Tenant shall pay to Landlord, promptly upon billing, Landlord's additional costs of supplying air conditioning resulting from such causes, at such rates as Landlord shall establish therefor. If due to use of the Premises in a manner exceeding the aforementioned occupancy and electrical load criteria, or due to the arrangement of partitioning, or the use of heat-producing or controlled climate equipment, or the distribution system within the Premises, impairment of normal operation of the HVAC system in the Premises results, necessitating changes in HVAC distribution system within the Premises, such changes may be made by Landlord upon request by Tenant at Tenant's sole cost and expense, provided that they can be accommodated by Landlord's systems. Tenant agrees at all times to cooperate fully with Landlord and to abide by all the regulations and requirements which Landlord may prescribe for the proper functioning and protection of the HVAC system. After Landlord has balanced the air-conditioning system for Tenant, if Tenant installs partitions, equipment, or fixtures requiring rebalancing of the system, Landlord, at Tenant's request and at Tenant's expense (which shall be charged as an Additional Services Charge payable upon demand) shall endeavor to do such rebalancing. If Tenant's requirements for electricity or other utilities are in excess of those set forth in subparagraph 7(a), and if, in Landlord's sole judgment, Landlord's facilities are inadequate for such additional requirements and if electrical energy for such additional requirements is available to Landlord, Landlord, upon written request and at the sole cost and expense of Tenant, will furnish and install, or, at Landlord's sole discretion, permit Tenant to furnish and install, such additional wires, risers, conduits, feeders, cabling, or other pipelines or conduits and switchboards as reasonably may be required to supply such additional requirements of Tenant provided that (1) the same shall be permitted by applicable laws and insurance regulations; (2) in Landlord's sole judgment, the same are necessary and will not cause permanent damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs or interfere with or disturb other tenants or occupants of the Building; (3) in Landlord's sole judgment, the same will not in any way diminish or adversely affect the utilities which Landlord deems should remain available for other tenants; and
(4) Tenant, at Tenant's expense, shall, concurrently with the making of such written request, execute and deliver to Landlord Tenant's written undertaking, in form and substance satisfactory to Landlord, obligating Tenant to fully and promptly pay the entire cost and expense of so furnishing and installing any additional wires, risers, conduits, feeders, cabling, and other pipelines and conduits and switchboards as Additional Services.

                      (B) Measured Usage. In the event that Tenant's use of the Premises includes either (i) the use or installation of any machines, equipment, or devices in the Premises that do not constitute standard office equipment provided to all tenants of the Building, including, without limitation, air conditioning units, heating units, main frame computers or other electrical equipment or fixtures which do not operate on 110 volts, single phase or require the use of self contained air conditioning units ("Non-Standard Equipment") causing, in Landlord's sole determination, Tenant's use of electric service or other utilities provided to the Premises to exceed the service to be provided under subparagraph 7(a) above, or (ii) if consistent use of a majority of the Premises outside the hours specified in subparagraph 7(a), Landlord shall install in the Premises or elsewhere, if Landlord shall so elect, or, if Tenant shall so request and if feasible in Landlord's reasonable judgment, one or more meters or other devices to measure the electricity or other utilities used by such computers or other equipment or fixtures or such other hours use; and Tenant shall pay Landlord for such electricity or other utilities as Additional Services within ten days after submission of each bill by Landlord therefor, or Landlord may bill Tenant for such services with other Additional Services, at such rates as shall be from time to time determined by Landlord, provided that the rates charged by Landlord shall not exceed Landlord's cost (including, without limitation, taxes, fuel adjustment charges, and other like charges regularly passed on to customers by public utility companies and transformer costs) of supplying such electricity or other utilities as determined by Landlord using reasonable accounting methods; and the cost of obtaining and installing such meters or other devices shall be paid by Tenant to Landlord within ten days after submission of each bill by Landlord to Tenant therefor, or Landlord may bill Tenant for such services with other Additional Services.

                      (C) ESTIMATED USAGE. For any other hours use of electricity or other utilities determined by Landlord to be material, and for any use of electricity or other utilities which is determined by Landlord to be in excess of the service to be provided under subparagraph 7(a) above, and which is not actually measured, Tenant shall pay to Landlord, in monthly installments at the times prescribed for the monthly installments of the Base Rent, as Additional Services, amounts, as reasonably estimated by Landlord from time to time, which Tenant would be required to pay for such excess or other hours electrical or other utilities service if the same were actually measured as provided in subparagraph 7(b)(i)(B) above.

                  (ii) LANDLORD'S REPAIR OF NON-STANDARD EQUIPMENT. If Non-Standard Equipment located in the Premises requires maintenance or repair in excess of the amount provided to all tenants of the Building, Landlord will provide such excess services to Tenant within a reasonable amount of time after Tenant's request is made to the manager of the Building, provided that such excess services are available from the manager of the Building or the contractors already retained by the manager for the Building. Tenant will pay the cost of such excess services as Additional Services.

                  (iii) EXCESS JANITORIAL SERVICES. If Tenant requires any janitorial or cleaning services in excess of the amounts provided by Landlord according to subparagraph 7(a)(iv) (such as cleaning services beyond normal office janitorial services for kitchens, computer rooms, or other special use areas and carpet cleaning), Landlord will provide such excess services to Tenant within a reasonable period after Tenant's request is made to the manager of the Building, provided that such excess services are available from Landlord's regular janitorial or cleaning contractor. Tenant will pay the cost of such excess services as Additional Services. Landlord will also provide, within a reasonable period after Tenant's request is made to the manager of the Building, on at Tenant's cost and to the extend available to Landlord, replacement of bulbs, tubes or ballasts in any Building non-standard lighting fixtures in the Premises. Tenant will pay the costs of such services as Additional Services.

                  (iv) EXCESS SERVICES. If Tenant requires any work, service, or materials performed for, or facilities or materials furnished to Tenant, to a greater extent or in a manner more favorable to Tenant than those performed for or furnished to other tenants of the Building, including, but not limited to, supplying paper towels, restocking recycling containers, hanging pictures or whiteboards, providing extra keys to the Premises and any other work or services which relate to Tenant's use of the Premises, Landlord will provide such excess services to Tenant within a reasonable period after Tenant's request is made to the manager of the Building provided that such excess services are available from the manager of the Building, or the contractors already retained by the manager of the Building. Tenant will pay the cost of such excess services as Additional Services.

              (c) INTERRUPTION OF SERVICES. Tenant agrees that Landlord shall not be liable for damages (by abatement of rent or otherwise) for failure to furnish or delay in furnishing any service, or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by repairs, renewals, or improvements, by any strike, lockout or other labor trouble, by inability to secure fuel, by governmental laws, regulations or orders, by Landlord's compliance, in whole or in part with any government promulgated program (whether voluntary or mandatory), for conservation of energy by any accident or casualty whatsoever, by act or default of Tenant on other parties, on by any cause beyond Landlord's reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying rent or performing any of its obligations under this Lease. Landlord's obligation to furnish services shall also be further conditioned upon the availability of adequate energy sources from the public utility companies then servicing the downtown Denver area.

         8. ALTERATIONS.

              (a) Tenant shall not, without the prior written consent of Landlord, make any alterations, improvements or additions to the Premises. If Landlord consents to any alterations, improvements or additions, it may impose such conditions with respect thereto as Landlord deems appropriate, including, without limitation, Landlord's approval of plans and specifications for the work (but Tenant shall not be entitled to rely upon such approval as evidencing that the plans and specifications are proper in any respect), use of Landlord's approved contractors to perform the work, insurance against liabilities which may arise out of such work, permits necessary for such work and as-built drawings upon completion of such work and its completion free of mechanics', materialmen's and similar liens or claims thereof. Tenant shall not be obligated to provide security for such alterations. All work done by Tenant or its contractors shall be done in a first-class workmanlike manner, using only good grades of materials and without disturbing other tenants and shall comply with all insurance requirements and all applicable laws or ordinances and rules and regulations of governmental departments or agencies. Any work performed by or for Tenant shall be performed by competent workmen whose labor union affiliations are compatible with those of the workmen who may be employed in the Building by Landlord, its contractors or subcontractors, and Landlord shall have the right, at its option, to directly supervise the work, which supervision shall be for the protection of Landlord's interest only.

              (b) If Tenant requests that Landlord, through its contractors, perform the work associated with any alteration, improvement or addition to the Premises, and Landlord agrees, in its sole discretion, to perform such work, Landlord shall provide Tenant with a Tenant Work Order describing the work to be performed by Landlord and stating the total cost to Tenant for the performance of the work. Upon Tenant's acceptance of the Tenant Work Order, the total cost for the work stated therein shall become a sum required to be paid under this Lease and subject to the provisions of Paragraph 21. All work performed by Landlord under this subparagraph 8(b) shall be subject to the provisions of subparagraph 8(a).

              (c) All alterations, additions or improvements made by Tenant and all fixtures attached to the Premises shall become the property of Landlord and remain at the Premises or, at Landlord's option, any or all of the foregoing shall be removed at the cost of Tenant before the expiration or sooner termination of this Lease and in such event Tenant shall repair all damage to the Premises caused by the installation or removal thereof. Tenant shall not permit or suffer any signs advertisements or notices to be displayed, inscribed upon or affixed on any part of the outside or inside of the Premises, or in the Building, except on the entrance doors of the Premises, and then only of such size, color and style as Landlord may approve. Landlord shall have the right to remove unauthorized signs at Tenant's expense.

         9. LIENS.

              (a) Tenant shall not permit there to be filed against the Property or Landlord's interest therein or any part of either, and shall within ten days after Tenant has notice of the claim or lien, remove or have removed, any mechanics', or materialmen's or other lien, or claim thereof, filed by reason of work, labor, services or materials provided for or at the request of Tenant (other than work, labor, services or materials provided by Landlord) or any subtenant or occupant or for any contractor or subcontractor employed by Tenant or any subtenant or occupant, and shall exonerate, protect, defend and hold free and harmless Landlord against and from any and all such claims or liens. Without limitation of the foregoing, if any such claim or lien be filed, Landlord may, but shall not be obligated to, discharge it either by paying the amount claimed to be due in the claim or lien or by procuring the discharge of such lien or claim by deposit or by bonding proceedings. Any amount so paid by Landlord and all costs and expenses, including, without limitation, reasonable attorney's fees, in connection therewith, together with interest thereon at the Lease Interest Rate (hereinafter defined) from the respective dates of Landlord's making of the payments and incurring of the costs and expenses, shall constitute Additional Rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand.

              (b) At least ten days before the commencement of any work ordered by Tenant on the Premises, Tenant shall notify Landlord of the proposed work and of the names and addresses of the persons supplying labor and materials for the proposed work so that Landlord may avail itself of the provisions of statutes such as C.R.S. Section 38-22-105(2). During any such work on the Premises, Landlord, or its representatives, shall have the right to go upon and inspect the Premises at all reasonable times, and shall have the right to post and keep posted thereon notices such as those provided for by C.R.S. Section 38-22-105(2) or to take any action that Landlord may deem advisable to protect Landlord's interest in the Premises.

         10. INSURANCE AND WAIVER OF SUBROGATION.

              (a) Tenant, at its sole cost, shall maintain with responsible insurance companies acceptable to Landlord and qualified to do business in Colorado, general comprehensive public liability insurance against claims for personal injury (including death) and property damage, arising from occurrences in, on and about the Premises, with coverage on an occurrence basis in all cases of not less than a combined single limit of $3,000,000.00 per occurrence. Landlord shall be designated a named additional insured in the policies for such insurance, which shall contain endorsements providing that the naming of more than one insured shall not operate to limit or void the coverage of any named insured relating to claims by another named additional insured.

              (b) Tenant, at its sole cost, shall maintain with responsible insurance companies acceptable to Landlord and qualified to do business in Colorado, "All Risk" or equivalent insurance upon all personal property upon the Premises and all equipment, fixtures, additions, alterations and improvements and betterments installed by or for Tenant upon the Premises, including, without limitation, anything in the nature of a leasehold improvement, in an amount which is at least 80% of the full replacement cost thereof, which insurance shall name Landlord as a named insured and Landlord's mortgagees as mortgagees under a standard mortgagee clause. In the event of damage or destruction to any leasehold improvements, Tenant shall use the proceeds of such insurance to repair or restore such leasehold improvements. If this Lease shall be terminated pursuant to subparagraph 11(a) on account of damage by fire or other casualty to the Building or the Premises, Landlord shall be entitled to all of the insurance proceeds payable under the aforesaid insurance relating to the leasehold improvements.

              (c) Tenant shall, prior to the commencement of the Term, and at least 30 days prior to the expiration date of each policy, furnish to Landlord certificates evidencing the coverage required hereinabove in this Paragraph and the renewal thereof, which certificates shall state that such insurance coverage may not be materially changed or canceled without at least ten days prior written notice to Landlord and Landlord's mortgagee.

              (d) Notwithstanding anything herein to the contrary, Landlord and Tenant each hereby release the other, its officers, directors, partners, agents and employees (and Tenant hereby also releases Agent, its partners, officers, directors, agents and employees), to the extent of the releasing party's coverage under its insurance policies, from any and all liability for any loss or damage which may be inflicted upon the property of such party, notwithstanding that such loss or damage shall have arisen out of the negligence of the other party, its partners, officers, directors, agents or employees.

         11. FIRE OR CASUALTY.

              (a) If the Premises or the Building (including machinery or equipment used in the operation of the Building) shall be damaged by fire or other casualty and if such damage does not render all or a substantial portion of the Premises or Building untenantable, then Landlord shall repair and restore the same with reasonable promptness, subject to reasonable delays for insurance adjustments and delays caused by matters beyond Landlord's reasonable control. If any such damage renders all or a substantial portion of the Premises or Building untenantable, Landlord shall have the right to terminate this Lease (with appropriate prorations of rent being made for Tenant's possession subsequent to the date of such damage of those tenantable portions of the Premises) upon giving written notice to Tenant at any time within 120 days after the date of such damage; and if such notice is given Landlord shall have no obligation to repair or restore. Landlord shall have no liability to Tenant, and Tenant shall not be entitled to terminate this Lease by virtue of any delays in completion of such repairs and restoration, except that Tenant may terminate the Lease if the Premises are not restored to a usable condition within 180 days of the casualty. Rent, however, shall abate on those portions of the Premise as are, from time to time, untenantable as a result of such damage.

              (b) Notwithstanding anything to the contrary herein set forth, Landlord shall have no duty pursuant to this Paragraph 11 to repair or restore any portion of any alterations, additions or improvements in the Premises or the decorations thereto except to the extent that such alterations, additions, improvements and decorations were provided by Landlord at the beginning of the Term.

         12. WAIVER OF CLAIMS - INDEMNIFICATION. To the extent not prohibited by law, Landlord, Agent and their respective officers, directors, partners, agents, servants and employees shall not be liable for, and it and they are hereby released by Tenant from all liability for, any damage either to person or property or resulting from the loss of use thereof or any other loss, or any death, sustained by Tenant or by other persons claiming through Tenant due to the Property or any part thereof or any appurtenances thereof becoming out of repair, or due to the happening of any accident or event in, on or about the Property, or due to any act or neglect of any tenant or occupant of the Building or of any other person. This provision shall apply particularly, but not exclusively, to damage caused by gas, electricity, snow, frost, steam, sewage, sewer gas or odors, fire, water or by the bursting or leaking of pipes, faucets, sprinklers, plumbing fixtures and windows, and whether or not such act or neglect occurred before, at or after the execution of this Lease, and whether the damage was due to any of the causes specifically enumerated above or to some other cause of an entirely different kind. Tenant further agrees that all personal property of Tenant upon the Premises, or upon loading docks, receiving and holding areas, or elsewhere in, on or about the Property, shall be at the risk of Tenant only, and that neither Landlord nor Agent, nor their partners, directors or officers, shall be liable for any loss or damage thereto or theft thereof. Without limitation of any other provisions hereof, Tenant agrees to defend, protect, indemnify and save harmless Landlord and Agent, and their respective partners, officers, directors and employees, from and against all liability to third parties arising out of the acts or omissions of Tenant or any subtenant or the servants, agents, employees, contractors, suppliers, workmen and invitees of Tenant or any subtenant.

         Tenant agrees to indemnify and save harmless, and upon request, defend, Landlord, Agent, and their respective partners, directors, officers and employees (herein called "indemnitees") against and from any and all claims by or on behalf of any person, arising out of or related to:

              (a) Tenant's use or occupancy of the Premises or the conduct of its business, or any activity, work, or thing, permitted or suffered by Tenant, in, on or about the Premises or the Property;

              (b) any occurrence in, on or about the Premises;

              (c) any breach or default on Tenant's part in the performance or observance of, or compliance with, any term, covenant or condition on Tenant's part to be performed pursuant to the terms of this Lease; or

              (d) any act or negligence of Tenant or any subtenant, or any of their respective agents, contractors, servants, employees, invitees or licensees, and from and against all costs, counsel fees, expenses, penalties, fines and liabilities which Landlord or any other indemnitee may suffer or incur in connection with any such claim and any action or proceeding brought with respect thereto. In the event that any action or proceeding shall be brought by reason of any such claim, against any party to be indemnified hereunder, Tenant covenants that Tenant, upon notice from such party and at Tenant's expense, shall resist and defend such action or proceeding by counsel reasonably satisfactory to such party. Notwithstanding anything to the contrary contained in this Lease, in no event shall Tenant be responsible for, and in no event shall Tenant's indemnity obligations apply to the gross negligence or wilful misconduct of Landlord or Agent.

              13. NONWAIVER. No waiver of any provision of this Lease shall be implied by any failure of Landlord to enforce any remedy on account of the violation of such provision, even if such violation be continued or repeated subsequently, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt of moneys by Landlord or its agents from Tenant after the termination of this Lease shall in any way alter the length of the Term or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Term or affect any notice given Tenant prior to the receipt of such moneys, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any rent due, and the payment and acceptance of payment of rent shall not waive or affect said notice, suit or judgment.

              14. CONDEMNATION. In the event that the whole of the Premises shall be lawfully condemned or taken for a public or quasi-public use, this Lease shall terminate as of the date that possession is to be surrendered to the condemnor or taking authority. In the event that there shall be a lawful condemnation or taking for any public or quasi-public use of any part of the Building, without there being condemned or taken all of the Premises, then, at the option of Landlord, exercisable by notice given to Tenant not later than 90 days after the date upon which Landlord receives notice of the taking or condemnation, this Lease shall terminate as of the date that possession of the Premises taken is required to be surrendered to the condemnor or taking authority. In the event of any such taking or condemnation of all or any part of the Premises or of all or any part of the Property, Tenant shall have no claim against Landlord and shall not have any claim or right to any portion of the amount that may be awarded as damages or paid as a result of such taking or condemnation; and all rights of Tenant to damages therefor are hereby assigned by Tenant to Landlord and Tenant shall have no claim against Landlord or the condemnor for the value of the unexpired term of this Lease. However, the foregoing provisions of this paragraph shall not be construed to deprive Tenant of the right to claim and receive payment from the condemnor or taking authority for moving and related expenses as long as such claim or the payment thereof does not reduce the award which Landlord would otherwise be entitled to receive. In the event of any such taking or condemnation of part of the Premises, the Base Rent, the Tax Adjustment and the Operating Expense Adjustment shall be proportionately reduced from the date that possession is required to be surrendered to the condemnor or taking authority.

         15. ASSIGNMENT AND SUBLETTING. Tenant shall not, without the prior written consent of Landlord (which shall not be unreasonably withheld in the case of an assignment or subletting), (a) assign, convey or mortgage this Lease or any interest hereunder; (b) suffer to occur or permit to exist any assignment of this Lease, or any lien upon Tenant's interest hereunder, whether voluntarily, involuntarily or by operation of law; (c) sublet the Premises or any part thereof, or (d) permit the use of the Premises by any parties other than Tenant and its employees. Any such action on the part of Tenant without Landlord's consent, shall be void and of no effect. Landlord's consent to any assignment, subletting or transfer or Landlord's election to accept any assignee, subtenant or transferee as the tenant hereunder and to collect rent from such assignee, subtenant or transferee shall not release Tenant or any subsequent tenant from any covenant or obligation under this Lease. Landlord's consent to any assignment, subletting or other act or occurrence requiring Landlord's consent shall not constitute a waiver of Landlord's right to withhold its consent to any future assignment, subletting or act or occurrence requiring Landlord's consent. Without limitation of the circumstances in which Landlord's withholding of consent to an assignment or subletting shall not be unreasonable, it shall not be unreasonable for Landlord to withhold its consent if the reputation, financial responsibility, or business of the proposed assignee or subtenant is unsatisfactory to Landlord, or if Landlord deems such business to be not consonant with that of other tenants in the Building, or if the intended use by the proposed assignee or subtenant conflicts with any commitment made by Landlord to any other tenant in the Building, or if in Landlord's judgment the assignment or subletting will have financial consequences adverse to Landlord's interest, or if the proposed assignee or subtenant shall be (i) a government or any subdivision or agency thereof, (ii) a school, college, university or educational institution of any type, whether for profit or non-profit or (iii) an employment, recruitment or temporary help service or agency or (iv) an existing or former tenant of the Project or any affiliate or guarantor thereof who defaulted under any of its financial lease obligations to Landlord or any affiliate of Landlord.

         At least fifteen (15) business days prior to any proposed subletting or assignment, Tenant shall submit to Landlord a statement seeking Landlord's consent and containing the name and address of the proposed subtenant or assignee, the terms of the proposed sublease or assignment (including, without limitation, the date upon which the assignee or subtenant is to take possession and the amount of rent that Tenant will be charging the proposed assignee or subtenant) and such financial and other information with respect to the proposed assignee or subtenant as Landlord reasonably may request. Landlord shall indicate its consent or non-consent within fifteen (15) business days of its receipt of said statement.

         Contemporaneously with any request or proposal by tenant to sublet or assign any part of this Lease, Tenant shall pay all costs, including reasonable attorneys' fees, incurred by Landlord (not to exceed $1000.00 in total in a subletting, if Landlord's standard sublease form is utilized) or anticipated to be incurred by Landlord, in connection with Landlord's investigation of any financial or other information of the proposed assignee or subtenant. Landlord may require that all or a portion of the costs or anticipated costs be paid in advance by Tenant. The payment of such costs shall not obligate Landlord in any way to consent to any proposed assignment or subletting nor shall the amount of costs paid by Tenant be applied or used as a set-off to any amounts due or to become due by Tenant to Landlord.

         In addition to withholding its consent, Landlord shall have the additional right, exercisable within such 30-day period, to terminate this Lease in its entirety (where Tenant seeks to assign this Lease or sublet the entire Premises) or as to that portion of the Premises which Tenant seeks to sublet (where Tenant seeks to sublet only a portion of the Premises). Landlord may exercise such right to terminate by giving written notice to Tenant at any time prior to Landlord's written consent to such assignment or sublease. In the event that Landlord exercises such right to terminate, the termination shall be effective as of such date as Landlord may specify in its notice which shall not be later than the later of (i) the proposed date for possession by such assignee or subtenant, or (ii) 90 days after the date of Landlord's notice of termination to Tenant; provided that Tenant may invalidate Landlord's termination by revoking its request to assign or sublet within thirty (30) days after Landlord's termination notice.

         If Landlord fails to exercise its termination right and its right to withhold its consent as set forth in the preceding paragraphs, Tenant shall pay to Landlord 50% of all profit derived by Tenant from the assignment or sublease. Whenever requested by Landlord, Tenant shall furnish Landlord with a sworn statement, setting forth in detail the computation of profit (which computation shall be based upon generally accepted accounting principles), and Landlord, or its representatives, shall have access to the books, records and papers of Tenant in relation thereto, and to make copies thereof. Any rent in excess of that paid by Tenant hereunder realized by reason of such assignment or sublease shall be deemed an item of such profit. Such percentage of Tenant's profits shall be paid to Landlord promptly by Tenant upon Tenant's receipt from time to time of periodic payments from such assignee or subtenant or at such other earlier time as Tenant shall realize its profits from such assignment or sublease.

         Landlord and Tenant further agree that Tenant shall not publish or otherwise disseminate any printed advertising material in connection with any proposed assignment or sublease of all or any portion of the Premises (the "Advertising") without Landlord's prior written approval of the same, which approval shall not be unreasonably withheld; provided, however, that no Advertising shall contain any reference to the price to be charged in connection with any proposed assignment or sublease, excluding, however, any proposal letters or other such materials provided to prospects with which Tenant is actively negotiating.


         Notwithstanding anything to the contrary set forth in this Paragraph, and subject to all of the provisions of this Lease, Tenant may assign this Lease to or permit any corporation or other business entities which, directly or indirectly, control, are controlled by, or are under common control with Tenant (each, a "Related Corporation") to sublet the Premises for any of the purposes permitted to tenant under this Lease (subject, however, to compliance with Tenant's obligations under this Lease) provided that (a) Tenant shall not then be in default (after any applicable grace and/or cure periods, in the performance of any of its obligations under this Lease), and (b) prior to such assignment or subletting, Tenant furnishes Landlord with the name of any such Related Corporation, together with the written certification of Tenant that such entity is a Related Corporation of Tenant. Any such subletting shall not be deemed to vest in any such Related Corporation any right or interest in this Lease or the Premises nor shall any such subletting or assignment relieve, release, impair or discharge any of Tenant's obligations hereunder. For the purposes hereof, "control" shall be deemed to mean ownership of not less than 51% of all of the legal and equitable interest in any other business entities.

         16. HOLDOVER. If Tenant or any person claiming through Tenant shall retain possession of the Premises or any part thereof after the expiration or earlier termination of the Term and if Landlord shall consent to such continuation of possession, such possession shall be (unless the parties hereto shall otherwise have agreed in writing) deemed to be under a month-to-month tenancy which shall continue until either party shall notify the other in writing, at least 30 days prior to the end of any calendar month, that the party giving such notice elects to terminate such tenancy at the end of such calendar month, in which event such tenancy shall so terminate. Anything contained in the foregoing provisions of this paragraph to the contrary notwithstanding, with respect to each such monthly period and in addition to other rent and charges due under this Lease, Tenant shall pay rent equal to 1/9 of the per annum Base Rent and 1/9 of the Tax Adjustment Amount, the Expense Adjustment Amount, and Additional Services Charge (calculated in accordance with the provisions of Paragraph 4 hereof) which would have been payable had this Lease been renewed until the end of the calendar year which includes such month on the terms and conditions in effect immediately prior to the expiration or termination of the Term; and such month-to-month tenancy with Landlord's consent shall be upon the same terms and subject to the same conditions as those which are set forth in this Lease except as aforesaid. If Tenant or any person claiming through Tenant shall retain possession of the Premises or any part thereof, after the expiration or earlier termination of the term or of Tenant's right of possession, and if such retention shall be without Landlord's consent, Tenant shall pay Landlord (a) for each month or portion thereof during which such possession continues, an amount equal to the rental to be paid for each month pursuant to the foregoing provisions of this Paragraph when such possession is with Landlord's consent, plus all other sums which would have been payable hereunder had the term continued during such retention of possession and (b) all other damages sustained by Landlord, whether direct or consequential, by reason of such retention of possession. During any such retention of possession without Landlord's consent, all of Tenant's obligations with respect to the use, occupancy and maintenance of the Premises shall continue. The provisions of this Paragraph 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law or in equity and applicable to unlawful retention of possession or otherwise.

         17. ESTOPPEL CERTIFICATE. Tenant shall from time to time, within ten days after Tenant's receipt of Landlord's request therefor, execute, acknowledge and deliver to Landlord a written instrument in recordable form (a) certifying
(i) that this Lease is in full force and effect and has not been modified, supplemented or amended in any way (or, if there have been modifications, supplements or amendments thereto, that it is in full force and effect as modified, supplemented or amended, and stating such modifications, supplements and amendments) and that this Lease (as modified, supplemented or amended, as aforesaid) represents the entire agreement among Landlord and Tenant as to the Premises and the leasehold; (ii) the dates to which the Base Rent, Additional Rent and other charges arising hereunder have been paid, (iii) the amount of any prepaid rents or credits due to Tenant, if any; and (iv) that if applicable, Tenant has entered into occupancy of the Premises; and (b) stating, to the best knowledge of Tenant, whether or not all conditions under the Lease to be performed by Landlord prior to the date of such certificate have been satisfied and whether or not Landlord is then in default in the performance of any covenant, agreement or condition contained in this Lease and specifying, if any, each such unsatisfied condition and each such default; and (c) stating any other fact or certifying any other condition reasonably requested by Landlord, Landlord's Mortgagee (as defined below), or any prospective mortgagee or purchaser of the Property or of any interest therein.

         18. SUBORDINATION.

              (a) This Lease shall be subject and subordinate at all times to the lien of any mortgage, deed of trust, or other security instrument, or ground lease, master lease, or primary lease heretofore or hereafter placed by Landlord on the Property or any part thereof and of all renewals, modifications, consolidations, replacements and extensions thereof (all of which are hereinafter referred to collectively as "Mortgage"), all automatically and without the necessity of any further act on the part of Tenant to effectuate such subordination. Tenant shall, at the request of the holder of any Mortgage ("Landlord's Mortgagee"), upon foreclosure thereof attorn to Landlord's Mortgagee. Tenant shall also execute, acknowledge and deliver, within 15 days after Tenant's receipt of demand from Landlord or Landlord's Mortgagee, such other instrument or instruments evidencing such subordination of Tenant's right, title and interest under this Lease to the lien of the Mortgage and such other instrument or instruments of attornment, as shall be desired by Landlord's Mortgagee. With respect to any Mortgage first encumbering the Building subsequent to the Commencement Date of the Lease, upon Tenant's request, Landlord will use its good faith efforts to cause Landlord's Mortgagee to agree that so long as Tenant is not in default of its obligations under the Lease, the Lease will not be terminated and Tenant's possession of the Premises will not be disturbed by the termination or foreclosure, or proceeds for enforcement, of such Mortgage.

              (b) Anything contained in the foregoing provisions of this Paragraph 18 to the contrary notwithstanding, Landlord's Mortgagee may at any time subordinate its Mortgage to this Lease, without the necessity of obtaining Tenant's consent, by giving notice of the same in writing to Tenant, and thereupon this Lease shall be deemed to be prior to the Mortgage without regard to its date of execution, delivery, or recordation or the date of commencement of Tenant's possession, and in that event Landlord's Mortgagee shall have the same rights with respect to this Lease as though this Lease shall have been executed, delivered and recorded prior to the execution and delivery of the Mortgage.

              (c) If Landlord is or becomes lessee of premises of which the Premises are a part, Tenant agrees that, automatically and without the necessity of any further act, Tenant's possession shall be as a subtenant and shall be subordinate to the interest of Landlord's lessor, its heirs, personal representatives, successors and assigns (which lessor, its heirs, personal representatives, successors and assigns, or any of them, is hereinafter called "Paramount Lessor"), but notwithstanding the foregoing, if Landlord's tenancy shall terminate by expiration, by forfeiture or otherwise, then Tenant hereby agrees, upon request of Paramount Lessor, to attorn to Paramount Lessor, and to recognize such lessor as Tenant's landlord for the balance of the term of this lease and any extensions or renewals hereof. Tenant shall execute, acknowledge and deliver, upon demand by Landlord or Paramount Lessor, such other instrument or instruments evidencing such subordination of Tenant's right, title and interest under this Lease to the interest of such lessor, and such other instrument or instruments of attornment, as shall be prescribed by such lessor.

         19. CERTAIN RIGHTS RESERVED BY LANDLORD. Landlord shall have the following rights, each of which Landlord may exercise without notice to Tenant and without liability to Tenant for damage or injury to property, person or business on account of the exercise thereof, and the exercise of any such rights shall not be deemed to constitute an eviction or disturbance of Tenant's use or possession of the Premises and shall not give rise to any claim for set-off or abatement of rent or any other claim:

              (a) to change the Building's name or street address;

              (b) to install, affix and maintain any and all signs on the exterior and on the interior of the Building;

              (c) to decorate or to make changes, repairs, alterations, additions, or improvements, whether structural or otherwise (including alterations in the configuration of, and elimination of, any common areas), in and about the Building and Property or any part thereof, and for such purposes to enter upon the Premises, and during the continuance of any of said work, to temporarily close doors, entry ways, public space and corridors in the Building and to interrupt or temporarily suspend services or use of facilities; but Landlord shall endeavor to perform any such work in or about the Premises so as to cause the minimum inconvenience to Tenant practicable under the circumstances;

              (d) to designate and approve all window coverings used in the Building;

              (e) to approve, disapprove or restrict the weight, size and location of safes, vaults and other heavy equipment and articles in and about the Premises and the Building so as not to exceed the live load per square foot designated by the structural engineers for the Building, and to require all such items and furniture and similar items to be moved into or out of the Building and Premises only at such times and in such manner as Landlord shall direct in writing. Tenant shall not install or operate machinery or any mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises without the prior written consent of Landlord. Tenant's movements of property into or out of the Building or Premises and within the Building are entirely at the risk and responsibility of Tenant, and Landlord reserves the right to require permits before allowing any property to be moved into or out of the Building or Premises;

              (f) to establish controls for the purpose of regulating all property and packages, both personal and otherwise, to be moved into or out of the Building and Premises and all persons using the Building after normal office hours;

              (g) to regulate delivery and service of supplies in order to insure the cleanliness and security of the Premises and to avoid congestion of the loading docks, receiving areas and freight elevators;


              (h) to show the Premises to prospective tenants at reasonable hours during the last twelve months of the Term and, if vacated or abandoned, to show the Premises at any time and to prepare the Premises for re-occupancy;

              (i) to erect, use and maintain pipes, ducts, wiring and conduits, and appurtenances thereto, in and through the Premises at reasonable locations; and

              (j) to enter the Premises at any reasonable time to inspect the Premises.

         20. RULES AND REGULATIONS. Tenant shall, and shall cause all of its subtenants and occupants, its and their agents, employees, invitees and licensees to, observe faithfully, and comply strictly with, the rules and regulations attached to this Lease as Exhibit "B", as they may be supplemented and revised by Landlord from time to time, and such other rules and regulations promulgated from time to time by Landlord, as in Landlord's judgment may be desirable for the safety, care and cleanliness of the Building and the Premises, or for the preservation of good order therein. Landlord shall not be liable to Tenant for violation of such rules and regulations by, or for Landlord's failure to enforce the same against, any other tenant, its subtenants and occupants and its and their agents, employees, invitees or licensees, nor shall any such violation or failure constitute, or be treated as contributing to, an eviction, actual or constructive, or affect Tenant's covenants and obligations hereunder, or allow Tenant to reduce, abate or offset the payment of any rent under this Lease. Landlord shall use reasonable efforts to enforce the rules and regulations against all tenants in a nondiscriminatory manner.

         21. REMEDIES.

              (a) If (1) default shall be made in the payment of any rent or any installment thereof or in the payment of any other sum required to be paid by Tenant under this Lease or under the terms of any other agreement between Landlord and Tenant and such default shall continue for five (5) days after notice by Landlord; provided, however, that Tenant shall not be entitled to more than one (1) notice of delinquent rent or installments thereof (including Expense and Tax Adjustment Amounts) in any two calendar years and, if thereafter during that two-year calendar period any rent is not paid when due a default shall occur, or (2) if default shall be made in the observance or performance of any of the other agreements, covenants or conditions in this Lease (or in any other agreement between Landlord and Tenant) which Tenant is required to observe and perform and such default shall continue for fifteen (15) days after written notice to Tenant, or (3) the interest of Tenant in this Lease shall be levied on under execution or other legal process; or

              (b) if Tenant becomes the subject of commencement of an involuntary case under the federal bankruptcy law as now or hereafter constituted, or there is filed a petition against Tenant seeking reorganization, arrangement, adjustment or composition of or in respect of Tenant under the federal bankruptcy law as now or hereafter constituted, or under any other applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or seeking the appointment of a receiver, liquidator or assignee, custodian, trustee, sequestrator (or similar official) of Tenant or any substantial part of its property, or seeking the winding-up or liquidation of its affairs and such involuntary case or petition is not dismissed within sixty
(60) days after the filing thereof, or if Tenant commences a voluntary case or institutes proceedings to be adjudicated a bankrupt or insolvent, or consents to the institution of bankruptcy or insolvency proceedings against it, under the Federal bankruptcy laws as now or hereafter constituted, or any other applicable Federal or state bankruptcy or insolvency or other similar law, or consents to the appointment of or taking possession by a receiver or liquidator or assignee, trustee, custodian, sequestrator (or other similar official) of Tenant or of any substantial part of its property, or makes any assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due or fails to generally pay its debts as they become due or if Tenant or its stockholders or board of directors or any committee thereof takes any corporate action in contemplation, preparation or furtherance of or for any of the occurrences, steps, procedures, proceedings or other items mentioned in this subparagraph (b); or

              (c) Landlord may treat the occurrence of any one or more of the foregoing events as a breach of this Lease, and thereupon at its option may, without notice or demand of any kind to Tenant or any other person, have any one or more of the following described remedies in addition to all other rights and remedies provided at law or in equity or elsewhere herein:

                   (i) At the option of Landlord, the whole balance of Rent, charges and all other sums payable hereunder, whether or not payable as Rent, for the entire balance of the Term, herein reserved or agreed to be paid by Tenant, discounted to present value at Prime Rate, as hereinafter defined, or any part of such rent, charges and other sums, and also all or any costs and sheriff's, marshall's, constable's or other official's fees and charges, whether chargeable to Landlord or Tenant, shall be taken to be due and payable from Tenant and in arrears as if by the terms of this Lease said balance of rent, charges and other sums and expenses were on that date payable in advance; or

                   (ii) Landlord, by giving written notice to Tenant, may terminate this Lease and the Term, in which event Landlord may immediately repossess the Premises by legal proceedings, force or otherwise; or

                   (iii) Landlord, by giving written notice to Tenant, may terminate Tenant's right of possession and may immediately repossess the Premises by legal proceedings, force or otherwise, without terminating this Lease.

                   (iv) After reentry, retaking, repossessing or recovering of the Premises, whether or not Landlord has terminated this Lease, Landlord may, but shall be under no obligation to, relet the same or any portion thereof for such rent and upon such terms as shall be deemed advisable by Landlord; and whether or not the Premises are relet, Tenant shall be liable for any loss of rent for such period as would be the balance of the term of this Lease plus the costs and expenses of reentry, retaking, repossession and recovering, and of reletting and of redecorating, remodelling and making repairs and alterations to the Premises for the purpose of reletting, the amount of such liability to be computed monthly and paid by Tenant to Landlord at the end of each month after deducting rents received from any reletting. Landlord shall in no event have any duty to relet the Premises, nor shall any damages or other sums to be paid by Tenant to Landlord be reduced by any failure to relet the Premises or failure to collect the rent from any reletting. Tenant shall not be entitled to any rents received by Landlord in excess of the rents provided for in this Lease. Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Paragraph 21 from time to time and that no suit or recovery of any portion due Landlord hereunder shall be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord. If Landlord relets the Premises, such reletting shall not be considered a termination of this Lease unless Landlord has given Tenant a notice wherein Landlord expressly states that this Lease is terminated.

                   (v) If Landlord shall terminate this Lease as provided in subparagraph (b) above, Landlord, at its option, shall be entitled to recover as damages the excess, if any, at the time of such termination, of the amount of the Base Rent payable under this lease for the balance of the term of this Lease (including, any extension options which have been exercised) over the then fair rental value of the Premises for the same period, plus all costs and expenses of Landlord caused by Tenant's default, including, but not limited to, reasonable attorney's fees.

         If any payment of Rent or any other sum, or any part of any such payment, to be made by Tenant under the terms of this Lease shall become overdue for a period in excess of five (5) days Tenant shall pay to Landlord (x) a "late charge" of $.05 for each dollar so overdue, for the purpose of defraying the expense incident to handling such overdue or delinquent payment, and (y) interest on the overdue amount at the Lease Interest Rate (defined below) from the date when such payment was due until the date paid, but in no event more than the amount or rate which is the maximum amount or rate Landlord may lawfully charge in respect of Tenant in such circumstances under applicable law. The "Lease Interest Rate" shall mean the greater of 18% per annum or such variable rate which is from time to time equal to 3% above the prime rate as stated by US Bank, Denver, Colorado or its successor ("Prime Rate"), or, in the absence of there being a successor to US Bank, by such other bank having an office in the City of Denver, as Landlord may from time to time select. Nothing herein shall be construed as waiving any rights of Landlord arising out of any default of Tenant by reason of Landlord's accepting any such late charge or interest; the right to collect a late charge and interest is separate and apart from any other rights or remedies of Landlord after default by Tenant.

         Without limiting the generality of the foregoing, if Tenant shall be in default in the performance of any of its obligations hereunder, Landlord may (but shall not be obligated to), in addition to any other rights it may have in law or in equity, cure such default on behalf of Tenant, and Tenant shall reimburse Landlord upon demand for any sums paid or costs incurred by Landlord in curing such default, including reasonable attorneys' fees and other legal expenses, together with interest at the Lease Interest Rate from the dates of Landlord's incurring of costs or expenses.

         All remedies available to Landlord hereunder and otherwise available at law or in equity shall be cumulative and concurrent. No termination of this Lease nor taking or recovering possession of the Premises shall deprive Landlord of any remedies or actions against Tenant for Rent, for charges, or for damages for the breach of any term, covenant or condition herein contained, nor shall the bringing of any such action for Rent, charges or breach of term, covenant or condition, nor the resort to any other remedy or right for the recovery of Rent, charges or damages for such breach be construed as a waiver or release of the right to insist upon the forfeiture and to obtain possession. The failure of Landlord to insist upon strict or prompt performance of the terms, agreements, covenants and conditions of this Lease or any of them, or the acceptance of such performance thereafter shall not constitute or be construed as a waiver of Landlord's right to thereafter enforce the same strictly according to the tenor thereof in the event of a continuing or subsequent default.

         Notwithstanding anything in this Paragraph 21 or any other provision of this Lease to the contrary, this Lease shall not be terminated by service upon Tenant of a notice from Landlord demanding payment of Rent or possession of the Premises following default by Tenant, or by any action of Tenant to vacate the Premises following receipt of such a notice, unless the notice served by Landlord includes a statement expressly terminating this Lease. Further, Landlord reserves the right to receive payment of all unaccrued Rent for the balance of the Term originally contemplated under Paragraph 1 of this Lease (and any extensions or renewals thereof to which Tenant shall have become bound, discounted to present value at Prime Rate) following service of such a notice for payment or possession, or a notice terminating this Lease for Tenant's default.

         22. EXPENSES OF ENFORCEMENT. Tenant shall pay upon demand all Landlord's costs, charges and expenses, including the fees and out-of-pocket expenses of counsel, agents and others retained by Landlord, incurred by Landlord, whether or not suit brought, in enforcing Tenant's obligations hereunder or in collecting any amounts due from Tenant or any subtenant or assignee hereof or in enforcing any provision of this Lease or in any litigation, negotiation or transaction in which Tenant causes landlord without Landlord's fault to become involved or concerned or in reletting the premises or any portion thereof after default by Tenant.

         23. COVENANT OF QUIET ENJOYMENT. Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved or required and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Term, peaceably and quietly have, hold and enjoy the Premises free from interference by Landlord or any person claiming by, from or under Landlord, subject, however, to the terms, covenants, conditions, provisions and agreements hereof.

         24. SECURITY DEPOSIT. Upon the execution of this Lease, Tenant shall deposit with Landlord the sum of $39,064.48 (hereinafter referred to as "Collateral"), as security for the prompt, full and faithful performance by Tenant of each and every provision of this Lease and of all obligations of Tenant hereunder. No interest shall be paid to Tenant on the Collateral and Landlord may co-mingle the collateral with any other funds of Landlord.

         If Tenant fails to perform any of its obligations hereunder, Landlord may use, apply or retain the whole or any part of the Collateral for the payment of (a) any rent or other sums of money which Tenant may not have paid when due,
(b) any sum expended by Landlord on Tenant's behalf in accordance with the provisions of this Lease, or (c) any damages which Landlord may sustain or sums which Landlord may expend or be required to expend by reason of Tenant's default, including, without limitation, any damage or deficiency in or from the reletting of the Premises as provided in Paragraph 21. The use, application or retention of the Collateral, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law (it being intended that Landlord shall not first be required to proceed against the Collateral) and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. If any portion of the Collateral is used, applied or retained by Landlord for the purposes set forth above, Tenant agrees, within ten days after the written demand therefor is made by Landlord, to deposit cash with Landlord in an amount sufficient to restore the Collateral to its original amount.

         If Tenant shall fully and faithfully comply with all of the provisions of this Lease, the Collateral, or any balance thereof, shall be returned to Tenant without interest after the expiration of the Term or upon any later date after which Tenant has vacated the Premises. In the absence of evidence satisfactory to Landlord of any permitted assignment of the right to receive the Collateral, or of the remaining balance thereof, Landlord may return the same to the original Tenant, regardless of one or more assignments of Tenant's interest in this Lease or the Collateral. In such event, upon the return of the Collateral, or the remaining balance thereof to the original Tenant, Landlord shall be completely relieved of liability under this Paragraph 24 or otherwise with respect to the Collateral.

         Tenant acknowledges that Landlord has the right to transfer or mortgage its interest in the Property and in this Lease and Tenant agrees that in the event of any such transfer or mortgage, Landlord shall have the right to transfer or assign the Collateral to the transferee or mortgagee. Upon written acknowledgment of transferee's or mortgagee's receipt of such Collateral, Landlord shall thereby be released by Tenant from all liability or obligation for the return of such Collateral and Tenant shall look solely to such transferee or mortgagee for the return of the Collateral.

         The Collateral shall not be mortgaged, assigned or encumbered in any manner whatsoever by Tenant.

         25. REAL ESTATE BROKER. Tenant represents that Tenant has dealt with (and only with) Amerimar Realty Management Co. - Colorado, Garth R.D. Tait, Broker, Ltd., and The Clark Group as brokers in connection with this Lease, and that insofar as Tenant knows, no other broker negotiated this Lease or is entitled to any commission in connection therewith. Landlord and Tenant agree to indemnify, defend and hold each other harmless from and against any claims, for a commission or other compensation in connection with this Lease, made by any broker or finder other than the brokers named above who claims to have dealt with or communicated to Tenant in connection with this Lease, provided that Landlord has not in fact retained such other broker or finder.

         26. MISCELLANEOUS.

              (a) RIGHTS CUMULATIVE. All rights and remedies of Landlord under this Lease shall be cumulative and none shall exclude any other rights or remedies allowed by law, in equity or otherwise.

              (b) CAPTIONS AND USAGE. The titles appearing in connection with the various sections and paragraphs of this lease are for convenience only; they are not intended to indicate all of the subject matter in the text and they are not to be used in interpreting this Lease nor for any other purpose in the event of any controversy. As used herein (i) the term "person" shall be deemed to include a natural person, a trustee, a corporation, a partnership, a governmental unit and any other form of legal entity; (ii) all usages in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well; the use of any gender includes all genders.

              (c) BINDING EFFECT. Each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Paragraph 15 hereof.

              (d) LEASE CONTAINS ALL TERMS. There are no promises, representations, warranties or undertakings by, or binding upon, Landlord with respect to the Building, the Premises or the Real Property, including, but not limited to, any with regard to alteration, remodeling, redecorating or installation of equipment or fixtures in the Premises, except those, if any, that are expressly set forth in this Lease. No modification, waiver or amendment of this Lease or of any of its conditions or provisions shall be binding upon Landlord unless in writing signed by Landlord or by a duly authorized agent of Landlord empowered by a written authority signed by Landlord.

              (e) SUBMISSION OF LEASE. The submission of this Lease to Tenant, or its broker or other agent, does not constitute an offer to Tenant to lease the Premises. This Lease shall have no force and effect until (a) it is executed and delivered by Tenant to Landlord and (b) it is fully reviewed and executed by Landlord and delivered to Tenant.

              (f) NO AIR RIGHTS. No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease.

              (g) MODIFICATION OF LEASE. If any lender requires, as a condition to its lending funds, the repayment of which is to be secured by a mortgage or trust deed on the Property or any part thereof, that certain modifications be made to this Lease, which modifications will not require Tenant to pay any additional amounts or otherwise change materially the rights or obligations of Tenant hereunder, Tenant shall, upon Landlord's request, execute appropriate instruments effecting such modifications.

              (h) SUBSTITUTION OF OTHER PREMISES. [Intentionally omitted]

              (i) TRANSFER OF LANDLORD'S INTEREST. Notwithstanding anything contained herein to the contrary, Tenant agrees that neither Landlord nor any partner in Landlord, nor any other person having any interest, direct or indirect, immediate or more removed than immediate, in Landlord, shall have any personal liability with respect to any of the provisions of this Lease and Tenant shall look solely to the estate and property of Landlord in the Property for the satisfaction of Tenant's remedies, including without limitation, the collection of any judgment or the enforcement of other judicial process requiring the payment or expenditure of money by Landlord, subject, however, to the prior rights of any holder of any mortgage covering all or part of the Property, and no other assets of Landlord or its partners, or of any other aforesaid person having an interest in Landlord, shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claims. Without limitation of the foregoing, upon each transfer of the Building and Landlord's interest in this Lease, the transferor shall automatically be released from all liability and obligations under this Lease.

              (j) RECORDING; SHORT FORM MEMO. This Lease shall not be recorded by Tenant. If it is recorded by Tenant, Landlord shall have the right to terminate this Lease as of the date of recording or thereafter and Landlord shall have all rights and remedies provided in the case of default by Tenant hereunder. If requested by Landlord, Tenant shall execute, in recordable form, a short form memorandum of lease that may, at Landlord's option, be placed of record. In addition, if requested by Landlord, Tenant shall execute a memorandum of lease to be filed with the Colorado Department of Revenue, on such form as may be prescribed by said Department, within ten days after the execution of this Lease, or any other such memorandum, so that Landlord may avail itself of the provision of statutes such as C.R.S. Section 39-22-604(7)(c).

              (k) COVENANTS AND CONDITIONS. All of the covenants of Tenant hereunder shall be deemed and construed to also be "conditions", if Landlord so elects, as well as "covenants" as though the words specifically expressing or importing covenants and conditions were used in each separate instance. Tenant's covenants to pay rent are independent of any other covenant, agreement, term or condition of this Lease.

              (1) APPLICATION OF PAYMENTS. Landlord shall have the right to apply payments received from Tenant pursuant to this Lease (regardless of Tenant's designation of such payments) to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord in its sole discretion, may elect.

              (m) SECURITY INTEREST. [Intentionally omitted]

              (n) GOVERNING LAW; PARTIAL INVALIDITY. This Lease shall be governed and construed in accordance with the law of the state in which the Premises is located. If any term, provision of condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease (or the application of such term, provision or condition to persons or circumstances other than those in respect of which it is invalid or unenforceable) shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

              (o) HAZARDOUS MATERIALS. Tenant shall not store highly flammable materials or goods, explosives, perishable foodstuffs, contraband, live animals, materials or goods which emit odors in or upon the Premises. The Tenant covenants that it shall not store, use or possess nor permit the storage, use or possession of any Hazardous Substance (hereinafter defined) upon the Premises. Hazardous Substance for purposes of this Lease shall mean, without limitation, any flammable explosives, radon, radioactive materials, asbestos, urea-formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum based products, methane, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials, as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601, et seq. (including the so-called "Superfund" amendments thereto); the Toxic Substances Control Act, as amended, 15 U.S.C. Sections 2601, et seq.; the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. Sections 6901, et seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sections 5101, et seq. (formerly 49 U.S.C. 1801, et seq.); or any other similar law, rule, regulation or statute concerning the protection of the environment (collectively "Environmental Laws"). Tenant hereby covenants and agrees, at its sole cost and expense, to indemnify, protect and defend and save harmless the Landlord and any of its members, managers, employees and agents from and against any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses,judgments, suits, actions, proceedings, costs, disbursements and expenses (including, without limitation, attorneys' and experts' fees, expenses and disbursements) of any kind or nature whatsoever which may at any time be imposed upon, incurred by or asserted or awarded against the Landlord, its members, managers, agents or employees relating to, resulting from or arising out of Tenant's failure to comply with its obligations under the foregoing section or Tenant's violation of any Environmental Law with respect to its use of the Premises. Notwithstanding any provision contained in this Lease to the contrary, the indemnification provisions set forth in this subparagraph 26(o) shall survive any expiration or termination of this Lease. Landlord shall indemnify Tenant with respect to any Hazardous Substance, as defined pursuant to Environmental Laws in effect as of the date of this Lease, which existed in the Premises prior to the date Tenant accepted possession thereof, or was placed therein by Landlord, Agent, or their contractors, agents or employees.

              (p) WARRANTY DISCLAIMER. LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE, AND TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

              (q) WAIVER OF TRIAL BY JURY. LANDLORD AND TENANT SHALL, AND HEREBY DO, WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND ANY EMERGENCY STATUTORY OR ANY OTHER STATUTORY REMEDY.

              (r) FORCE MAJEURE. Other than for Tenant's obligations under this Lease that can be performed by the payment of money (e.g., payment of Rent and maintenance of insurance), whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party.

              (s) LIST OF EXHIBITS. All exhibits and attachments attached hereto are incorporated herein by this reference:


         Addendum
         Exhibit A         Plan
         Exhibit A-1       Suites 940 and 950
         Exhibit A-2       Suite 300
         Exhibit A-3       Suite 900
         Exhibit A-4       Suite 450
         Exhibit B         Rules and Regulations
         Exhibit C         Lease Term Agreement
         Exhibit D         Parking Agreement


         27. TELEPHONE AND TELECOMMUNICATIONS SERVICE.

              (a) Tenant acknowledges and agrees that all telephone and telecommunications services ("Telecommunications Services") desired by Tenant shall be ordered and utilized at the sole expense of Tenant. Unless Landlord otherwise requests or consents in writing, all equipment, apparatus and devices, including without limitation wiring and cables, for the provisions of Telecommunications Services (the "Telecommunications Equipment") shall be and remain solely in the Premises. Unless otherwise specifically agreed in writing, Landlord shall have no responsibility for the maintenance of Tenant's Telecommunications Equipment, nor for any wiring or other infrastructure to which Tenant's Telecommunications Equipment may be connected. Tenant agrees that, to the extent any Telecommunications Services are interrupted, curtailed or discontinued, Landlord shall have no obligation or liability with respect thereto and it shall be the sole obligation of Tenant, at its sole expense, to obtain substitute service.

              (b) Landlord shall have the right, upon such notice as is practicable in the case of emergencies, and otherwise upon reasonable prior notice to Tenant, to interrupt or turn off telecommunications facilities in the event of emergency or as necessary in connection with repairs to the Building or installation of telecommunications equipment for other tenants of the Building.

              (c) Any and all Telecommunications Equipment installed in the Premises, or elsewhere in the Building by or on behalf of Tenant, including wiring and other facilities for the provision of Telecommunications Services, shall be removed by Tenant upon the expiration or earlier termination of the Term of this Lease, by Tenant at its sole expense or, at Landlord's election, by Landlord at Tenant's sole expense, with the cost thereof to be paid as Additional Rent under this Lease.

              (d) If the Telecommunications Equipment is not removed within thirty (30) days of the termination or expiration ofthis Lease, the Telecommunications Equipment shall conclusively be deemed to have been abandoned and may be removed, appropriated, sold, stored, destroyed, otherwise disposed of, or retained and used, by Landlord without notice to Tenant, without obligation to account therefor, and without payment to Tenant or credit against any amount due from Tenant to Landlord pursuant to this Lease. Tenant shall pay to Landlord upon demand all costs of any such removal, disposition and storage of the Telecommunications Equipment, as well as all costs to repair any damage to the Building caused by such removal.

              (e) In the event that Tenant wishes at any time to utilize the services of a telephone or telecommunications provider whose equipment is not then servicing the Building (a "New Provider"), no such New Provider shall be permitted to install its lines or other equipment within the Building without first securing the prior written approval of Landlord, which approval may be withheld in Landlord's sole and absolute discretion. Landlord's approval shall not be deemed any kind of warranty or representation by Landlord, including, without limitation, any warranty or representation as to the suitability, competence or financial strength of the New Provider. Without limitation of Landlord's right to withhold consent in its sole and absolute discretion, Landlord may refuse to give its approval unless all of the following conditions are satisfied: (i) Landlord shall incur no expense whatsoever with respect to any aspect of the New Provider's provision of its services, including, without limitation, the costs of installation, materials and services; (ii) prior to commencement of any work in or about the Building by the New Provider, the New Provider shall supply Landlord with such written indemnities, insurance, financial statements, and such other items as Landlord, in its sole and absolute discretion, determines to be necessary to protect its financial interests and the interests of the Building related to the proposed activities of the New Provider; (iii) the New Provider agrees in writing to abide by such rules and regulations, building and other codes, job site rules and such other requirements as are determined by Landlord, in its sole and absolute discretion, to be necessary to protect the interest of the Building, the tenants in the Building and Landlord; (iv) Landlord determines, in its sole and absolute discretion, that there is sufficient space in the Building for the placement of all of the New Provider's equipment and materials; (v) Landlord receives from the New Provider such compensation as is determined by Landlord, in its sole and absolute discretion, to compensate it for space used in the Building for the storage and maintenance of the New Provider's equipment, for the fair market value of the New Provider's access to the Building, and any costs which may be expected to be incurred by Landlord; and (vi) all of the foregoing matters are documented in a written agreement between Landlord and the New Provider, the form and content of which are satisfactory to Landlord in its sole and absolute discretion.

              (f) Notwithstanding any provision of the preceding subparagraph to the contrary, the refusal of Landlord the grant its approval to any New Provider shall not be deemed a default or breach by Landlord of its obligation under this Lease, and in no event shall Tenant have the right to terminate this Lease or claim entitlement to rent abatement for Landlord's refusal to grant Tenant's request for approval of a New Provider. The provisions ofthis Paragraph 27 may be enforced solely by Tenant and Landlord and are not for the benefit of any other party. Specifically, but without limitation, no telephone or telecommunications provider is intended to be, nor shall be deemed, a third party beneficiary of this Lease.

              (g) Tenant shall not utilize any wireless communications equipment (other than usual and customary cellular telephones), including antenna and satellite receiver dishes, within the Premises or the Building, without Landlord' prior written consent. Such consent shall be granted only in the sole and absolute discretion of Landlord, and shall be conditioned in such a manner, in Landlord's sole and absolute discretion, so as to protect Landlord's financial interests and the interests of the Building, and the other tenants therein.

         28. NOTICES. All notices to be given under this Lease shall be in writing and delivered personally or deposited in the United States mail, certified or registered mail with return receipt requested, postage prepaid or by reputable overnight courier, addressed as follows:

               If to Landlord:     Amerimar Realty Management Co.-Colorado
                                   999 - 18th Street, Suite 1000
                                   Denver, Colorado 80202

               with a copy to:     Denver-Stellar Associates Limited Partnership
                                   210 West Rittenhouse Square, Suite 2000
                                   Philadelphia, Pennsylvania 19103


or to such other person or such other address designed by notice sent by Landlord or Tenant.

               If to Tenant:       KBKIDS.COM, L.L.C.
                                   1099 18th Street
                                   Suite 1000
                                   Denver, CO 80202


and after occupancy of the Premises by Tenant, at the Premises, or to such other address as is designated by Tenant in a notice to Landlord; it being agreed that ifTenant shall vacate the Premises, notices to Tenant thereafter shall nevertheless be properly given if addressed to Tenant at the Premises unless and until another address is designated by Tenant by notice to Landlord.

         Notice by mail shall be deemed to have been given seventy-two (72) hours after being deposited in the United States mail or the following Business Day after deposit with a reputable overnight carrier.

         29. TIME IS OF THE ESSENCE. Time is of the essence hereof.

         IN WITNESS WHEREOF, Landlord and Tenant, intending to be legally bound hereby, have executed this Agreement of lease as of the day and year first above written.

                          LANDLORD:

                          DENVER-STELLAR ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership

                          By: ARC Denver Associates, L.L.C., a Delaware limited liability company, its general partner

                                By: ARC Denver, Inc., a Delaware corporation, its manager

                                      By: /s/ David G. Marshall
                                         ------------------------------
                                         David G. Marshall, President


                          TENANT:

                          Kbkids.com, L.L.C., an Ohio limited liability company


                          By /s/ Michael Wagner
                            -------------------------------------------------
                          Title Vice President and Chief Financial Officer
                                ---------------------------------------------

                                    ADDENDUM

         30. ADDITIONAL SPACE. Provided that this Lease shall be in full force and effect and Tenant shall not be in default hereunder, Tenant shall have the ability, exercisable by written notice to Landlord ("Tenant's Notice") given at the respective time indicated below for the respective Suite, to lease additional space located in Suites 940 and 950 as depicted on attached EXHIBIT A-1 (also referred to herein collectively or singularly as"Additional Space"). Tenant acknowledges that it is required to take all of the respective Suite and may not elect to lease only a portion thereof. If Tenant timely notifies Landlord, the respective Suite shall be added to the Premises on the later of:
(i) the respective Occupancy Date set forth below, or (ii) the date the Tenant Improvements have been substantially complete as determined solely by Landlord's architect in charge of the completing the Tenant Improvements. If the delivery date of a Suite is delayed beyond the Occupancy Date set forth below, Tenant's obligations with respect to the respective Suite shall likewise be delayed to the date the Suite is delivered substantially ready for occupancy. Notwithstanding the foregoing, whether the delivery date is delayed or not, the expiration of Tenant's right to occupy the Suite or Suites shall expire with the term of the Lease. If Tenant leases Additional Space pursuant to the provisions of this Paragraph, it shall be on all of the terms, covenants and conditions of this Lease, except (a) the annual Base Rent for the Additional Space shall be at the Base Rent rate set forth below for the respective Suite (b) Tenant's Proportionate share shall be increased by the number of rentable square feet contained in the then applicable Additional Space (c) Tenant shall be entitled to lease one additional parking space for each 1000 rentable square feet within the Applicable Space at the prevailing monthly rental rates for such parking spaces, and (d) Tenant shall accept the Suite in its current "as is" condition, subject to Landlord's provision of an allowance for Tenant Improvements up to, but not exceeding, an amount equal to the square footage of the respective Suite being added, multiplied times the amount set forth below as Tenant Improvements. Landlord's contractor will perform the Tenant Improvements subject to and in accordance with the provisions for Completion of Improvements in the Lease. Further, the parties shall enter into an amendment to this Lease, evidencing the addition of each Additional Space to the Premises hereunder. If Tenant fails to timely give notice, Tenant's rights to the respective Suite shall terminate, however, Tenant's rights to the remaining Suite shall be available in accordance with the time period set forth below.



           Rentable                     Occupancy      Base Rent SF       Tenant
Suite       Sq.Ft.      Notice Date       Date         Annual Rate      Improvements

940          4588         02-15-00       07-01-00         $21.50           $9.50
950          6300         04-01-00       09-01-00         $21.50           $9.50


         31. EXPANSION SPACE. Provided that this Lease shall be in full force and effect and Tenant shall not be in default hereunder and further conditioned on Tenant having added Suite 940 to the Premises in accordance with Paragraph 30 of this Addendum, Tenant shall have the ability, exercisable by written notice to Landlord ("Tenant's Notice") given at the respective time indicated below for the respective Suite, to lease additional space located in Suites 300, 900 and 450, as depicted on attached EXHIBITS A-2, A-3 and A-4 respectively (also referred to herein collectively or singularly as "Expansion Space"). Tenant acknowledges that it is required to take all of the respective Suite and may not elect to lease only a portion thereof. If Tenant timely notifies Landlord, the respective Suite shall be added to the Premises on the later of: (i) the respective Occupancy Date set forth below, or (ii) the date the Tenant Improvements have been substantially complete as determined solely by Landlord's architect in charge of the completing the Tenant Improvements. If the delivery date of a Suite is delayed beyond the Occupancy Date set forth below, Tenant's obligations with respect to the respective Suite shall likewise be delayed to the date the Suite is delivered substantially ready for occupancy. Notwithstanding the foregoing, whether the delivery date is delayed or not, the expiration of Tenant's right to occupy the Suite or Suites shall expire with the term of the Lease. If Tenant leases Expansion Space pursuant to the provisions of this Paragraph, it shall be on all of the terms, covenants and conditions of this Lease, except (a) the annual Base Rent for the Expansion Space shall be at the Base Rent rate set forth below for the respective Suite (b) Tenant's Proportionate Share shall be increased by the number of rentable square feet contained in the then applicable Expansion Space, (c) Tenant shall be entitled to lease one additional parking space for each 1000



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





rentable square feet within the Applicable Space at the prevailing monthly rental rates for such parking spaces, and (d) Tenant shall accept the Suite in its current " as is" condition, subject to Landlord's provision of an allowance for Tenant Improvements up to, but not exceeding, an amount equal to the square footage of the respective Suite being added, multiplied times the amount set forth below as Tenant Improvements. Landlord's contractor will perform the Tenant Improvements subject to and in accordance with the provisions for Completion of Improvements in the Lease. Further, the parties shall enter into an amendment to this Lease, evidencing the addition of each Expansion Space to the Premises hereunder. If Tenant fails to timely give notice, Tenant's rights to the respective Suite shall terminate, however, Tenant's rights to the remaining Suite(s) shall be available in accordance with the time period set forth below.

         Rentable                           Occupancy        Base Rent SF      Tenant
Suite     Sq.Ft.          Notice Date          Date          Annual Rate    Improvements
300      10000             07-01-00         04-01-01          $22.50           $8.50
900      10606             02-01-01         11-01-01          $22.50           $7.50
450      15840             02-01-01         11-01-01          $22.50           $7.50


         32. TENANT'S RENEWAL OPTION. Tenant shall have the option to renew ("Renewal Option") the term of the Lease for one (1) additional term of three
(3) years ("Renewal Term"), commencing on the date following the expiration of the Term, on the condition that Tenant is not in default under this Lease at the time Tenant gives notice of exercise of its renewal option or at the time of commencement of the Renewal Term. Such renewal shall be on all of the terms, covenants and conditions of this Lease, except: (i) Tenant shall not have any right to further renewal beyond such additional three-year term; and (ii) the annual Base Rent for the Premises for the Renewal Term shall be at the prevailing market rates for office space in the Building comparable to the Premises at the time the Renewal Term begins, but in no event shall the Base Rent payable for the Renewal Term be less than $19.50 per rentable square foot of the Premises. Tenant's Renewal Option shall be exercised only by Tenant giving Landlord written notice of Tenant's election to renew at least nine (9) months prior to the expiration date, time being of the essence with respect to such notice. As of the date the Renewal Term begins, this Lease shall be deemed modified in the manner set forth above, without the necessity of any further agreement or document; provided, however, that either party to this Lease shall, upon request of the other party, execute, acknowledge, and deliver an instrument evidencing such renewal and modification of this Lease.

         33. ATHLETIC CLUB MEMBERSHIPS. During the original Term of this Lease, Landlord agrees to cause the operator of the Athletic Club of Denver Place ("Athletic Club") located adjacent to the Building, to provide (i) one month's fee trial use of the Athletic Club for Tenant's employees who join the Athletic Club prior to June 30, 2000, and (ii) employees of the Tenant who join prior to June 30, 2000 to receive the corporate membership rate which is Fifty-Two and 50/100 Dollars ($52.50) for the period from the date they join though December 31, 2000. After June 30, 2000, any joining Tenant employee shall be charged the prevailing monthly rate charged by the Athletic Club. Tenant's employees shall be subject to all rules and regulations adopted from time to time by the operator of the Athletic Club and shall be responsible for the payment of any applicable initiation fees imposed by the Athletic Club from time to time. Landlord's obligation under this Paragraph 34 shall abate during any time that the Athletic Club is not being operated during the Term.

         34. AFTER HOURS AC. Notwithstanding anything contained in the Lease to the contrary, Landlord agrees to provide up to 195 hours of air conditioning to the Premises beyond the hours specified in subparagraph 7(a) of the Lease during the calendar months May 15th through September 15th each year during the initial Term, at no additional cost to Tenant. Landlord shall install two ten ton air conditioning units ("Units") to cool the Premises or utilizing the Building's existing air conditioning system, to provide said after hours air conditioning. Tenant acknowledges commencing with the 196th hour, Tenant shall be subject to the provisions of subparagraph 7(b)(i) of the Lease.

         35. CONTINGENCY. This Lease is expressly conditioned on Landlord entering into an agreement with the current occupant of the Premises for termination of its lease which currently encumbers the Premises. If Landlord fails for any reason to enter into such an agreement by October 22, 1999, this Lease, upon no by Tenant or Landlord, shall be deemed null and void and shall be of no force and effect.





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